Registration No. 333-201935
Investment Company Act of 1940 File No. 811-23029

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 106
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 108
(Check Appropriate Box or Boxes)

PRINCIPAL EXCHANGE-TRADED FUNDS
(Exact Name of Registrant as Specified in Charter)

711 High Street
Des Moines, IA 50392
(Address of Principal Executive Offices)

(515) 247-6651
(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:
John L. Sullivan
Principal Financial Group
Des Moines, IA 50392

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box)
☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of Principal Real Estate Active Opportunities ETF.
EXPLANATORY NOTE
The Registrant is filing this amendment to add the new ETF identified above. The Amendment includes the following: (1) facing page; (2) Part A (prospectus for the new fund); (3) Part B (statement of additional information for the new fund); (4) Part C; and (5) signature pages. This Amendment is not being filed to update or amend the prospectuses and statement of additional information to the Trust’s other series.

PRINCIPAL EXCHANGE-TRADED FUNDS
The date of this Prospectus is May 17, 2022.
Fund	Ticker Symbol	Principal U.S. Listing Exchange
Principal Real Estate Active Opportunities ETF	BYRE	NYSE Arca
This ETF is different from traditional ETFs.
Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:
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You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
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The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.
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These additional risks may be even greater in bad or uncertain market conditions.
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The ETF will publish on its website each day a “Tracking Basket” designed to help trading in shares of the ETF. While the Tracking Basket includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, the ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.
For additional information regarding the unique attributes and risks of this ETF, see the “Principal Risks” section (in the “Fund Summary” section), the “Additional Information about Investment Strategies and Risks” section, and the “Additional Fund-Specific Information” section below.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Principal Real Estate Active Opportunities ETF
Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(1)	0.65%
(1)
The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that, for the duration of the Management Agreement, PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years
Principal Real Estate Active Opportunities ETF	$66	$208
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new fund and does not have a portfolio turnover rate to disclose.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies principally engaged in the real estate industry at the time of purchase. A real estate company has at least 50% of its assets, income or profits derived from investments, products or services related to the real estate industry. Real estate companies include real estate investment trusts (“REITs”) and non-REITs.
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code.
The Fund seeks to minimize its investments in traditional real estate sectors (e.g., conventional office, retail, apartments, and industrial) because of changing investor preferences and shifting economic and social factors. The Fund, instead, seeks to favor investments in growing non-traditional real estate sectors that are benefiting from these economic and societal shifts (e.g., data centers, wireless towers, and single-family rentals). The investment process relies on the professional judgment of the team’s portfolio managers and analysts to carry out a fundamental-based approach to source ideas in a bottom-up fashion. The analysts assess each potential company across multiple categories, including, among others, market outlook, business outlook, management skill and experience, capital structure, and income durability. Portfolio managers will consider this fundamental quality assessment, relative valuation, and recognition catalysts when selecting securities and constructing the Fund’s portfolio.
The Fund invests primarily in equity securities of U.S. companies, including those of small companies. The Fund concentrates its investments (invests more than 25% of its net assets) in securities in the real estate industry.
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
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The Fund is an actively managed ETF that operates pursuant to an exemptive order from the Securities and Exchange Commission (Order) and does not publicly disclose its complete portfolio holdings each business day. Instead, the Fund publishes each business day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings (Strategy Components); (2) liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the fund invests (Representative ETFs); and (3) cash and cash equivalents. For additional information regarding the Tracking Basket, see “Additional Fund Specific Information – Tracking basket structure” in the prospectus.
The Fund also publishes each business day on its website the “Tracking Basket Weight Overlap,” which is the percentage weight overlap between the holdings of the prior business day’s Tracking Basket compared to the holdings of the Fund that formed the basis for the Fund’s calculation of net asset value per share (NAV) at the end of the prior business day. The Tracking Basket Weight Overlap is designed to provide investors with an understanding of how similar the Tracking Basket is to the Fund’s actual portfolio in percentage terms.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Active Management Risk. There is no guarantee that the investment techniques, analyses, or judgments that the Fund’s investment adviser applies in making investment decisions for the Fund will produce the intended outcome or that the investments the investment adviser selects for the Fund will perform as well as other securities that were not selected for the Fund. The Fund may not achieve its investment objective, and it is not intended to be a complete investment program.
Arbitrage Risk. Unlike ETFs that publicly disclose their complete portfolio holdings each business day, the Fund provides certain other information (the Tracking Basket) intended to allow market participants to estimate the value of positions in Fund shares. Although this information is designed to facilitate arbitrage opportunities in Fund shares to reduce bid-ask spread and minimize discounts or premiums between the market price and NAV of Fund shares, there is no guarantee the Fund’s arbitrage mechanism will operate as intended and that the Fund will not experience wide bid-ask spreads and/or large discounts or premiums to NAV. Further, the effectiveness of the Tracking Basket as an arbitrage mechanism is contingent upon, among other things, the Tracking Basket performing in a manner substantially identical to the performance of the Fund’s actual portfolio. The Fund’s investment adviser may not always be successful in creating a Tracking Basket that performs in a manner substantially identical to the performance of the Fund’s actual portfolio. In addition, market participants may attempt to use the disclosed information to “reverse engineer” the Fund’s trading strategy, which, if successful, could increase opportunities for predatory trading practices that may have the potential to negatively impact the Fund’s performance.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
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Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
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Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries.
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Real Estate. A fund concentrating in the real estate industry is subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts. These risks are explained more fully below in Real Estate Investment Trusts (REITs) Risk and Real Estate Securities Risk.
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Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (“ETF”)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Market Trading Risks. The Fund faces numerous market trading risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
These market trading risks may be more pronounced for the Fund versus an ETF that makes its daily holdings public, particularly during periods of market disruption or volatility. As a result, it may cost investors more to trade Fund shares than shares of other ETFs.
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may sell or purchase Fund shares in large quantities on the secondary market. These secondary market transactions may cause authorized participants to increase their purchases and redemptions of creation units from the Fund. Purchases and redemptions of creation units primarily with cash rather than through in kind delivery of portfolio securities may cause the Fund to incur certain costs, such as brokerage costs or taxable gains or losses that it might not have incurred if it had made a redemption in kind. These costs could be imposed on the Fund and thus decrease its NAV to the extent that the costs are not offset by a transaction fee payable by an authorized participant.
Tracking Basket Structure Risk.  The Fund’s Tracking Basket structure may affect the price at which shares of the Fund trade in the secondary market. Although the Tracking Basket is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the Fund’s NAV, there is a risk that market prices will vary significantly from NAV. ETFs trading on the basis of a published Tracking Basket may trade at a wider bid-ask spread than ETFs that publish their portfolios on a daily basis, and therefore, may cost investors more to trade. These risks may increase during periods of market disruption or volatility. At certain thresholds for such premiums/discounts, bid/ask spreads and tracking error, the Fund’s Board of Trustees will consider possible remedial measures, which may include liquidation or conversion to a fully transparent, active ETF or a mutual fund. In addition, although the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Tracking Basket to identify the fund’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders, such as front running the Fund’s trades of portfolio securities.
Trading Halt Risk. There may be circumstances where a security held in the Fund’s portfolio but not in the Tracking Basket does not have readily available market quotations. If PGI determines that such circumstance may affect the reliability of the Tracking Basket as an arbitrage vehicle, that information, along with the identity and weighting of that security in the Fund’s portfolio, will be publicly disclosed on the Fund’s website and PGI will assess appropriate remedial measures. In these circumstances, market participants may use this information to engage in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. In addition, if securities representing 10% or more of the
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Fund’s portfolio do not have readily available market quotations, PGI would promptly request the exchange to halt trading on the Fund, meaning that investors would not be able to trade their shares. Trading may also be halted in other circumstances, for example, due to market conditions.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the FTSE NAREIT All Equity REITs Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principaletfs.com.
Investment Advisor
Principal Global Investors, LLC
Sub-Advisor and Portfolio Managers
Principal Real Estate Investors, LLC
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Keith Bokota (since 2022), Portfolio Manager
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Anthony Kenkel (since 2022), Portfolio Manager
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Kelly D. Rush (since 2022), Portfolio Manager
Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) who have entered into agreements with the Fund’s distributor and only in blocks of 20,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities, but may include a cash component. (See “Purchase and Redemption of Creation Units” in the Statement of Additional Information for more information.)
Shares of the Fund are listed for trading on NYSE Arca, Inc. Individual Shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares on the secondary market (the bid-ask spread).
You can access recent information, including information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads at www.principaletfs.com.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
The Fund’s investment objective is described in the summary section for the Fund. The summary section also describes the Fund’s principal investment strategies, including the types of securities in which the Fund invests, and the principal risks of investing in the Fund. The principal investment strategies are not the only investment strategies available to the Fund, but they are the ones the Fund primarily uses to achieve its investment objective.
Except for Fundamental Restrictions described in the Registrant’s Statement of Additional Information (“SAI”), the Registrant’s Board (the “Board”) may change any Fund’s objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.
The Fund is designed to be a portion of an investor’s portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment; it is possible to lose money by investing in the Fund.
The following investment strategies and risks (before the table immediately below “Additional Strategies and Risks”) apply to the Fund and, other than Cash Management and Temporary Defensive Measures, supplement the Principal Investment Strategies and Principal Risks of the Fund’s summary prospectus. Cash Management and Temporary Defensive Measures are features that may be employed by the Fund but are not Fund principal investment strategies.
Active Management
The performance of a Fund that is actively managed will reflect in part the ability of those managing the investments of the Fund to make investment decisions that are suited to achieving the Fund’s investment objective. Actively managed Funds may invest differently from the benchmark against which the Fund’s performance is compared. When making decisions about whether to buy or sell equity securities, considerations may include, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models.
Models, which may assist portfolio managers and analysts in formulating their securities trading and allocation decisions by providing investment and risk management insights, may also expose the Fund to risks. Models may be predictive in nature, which models depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The Fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective. In addition, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
As an actively managed fund, the Fund’s investment performance depends upon the successful allocation of the Fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that these allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in the Fund because of these allocation decisions. If the Fund’s investment strategies do not perform as expected, the Fund could underperform other funds with similar investment objectives or lose money. Moreover, buying and selling securities to adjust the Fund’s asset allocation may increase portfolio turnover and generate transaction costs.
Cash Management
TheFund may have uninvested cash balances pending investment in other securities, pending payment of redemptions, or in other circumstances where liquidity is necessary or desirable. The Fund may hold uninvested cash; invest it in cash equivalents such as money market funds, including the Principal Funds, Inc. Government Money Market Fund; lend it to the Fund pursuant to the Fund's interfund lending facility; and/or invest in other instruments that those managing the Fund’s assets deem appropriate for cash management purposes. Generally, these types of investments offer less potential for gains than other types of securities. For example, to attempt to provide returns similar to its benchmark, the Fund (regardless of how it designates usage of derivatives and investment companies in the table below) may invest uninvested cash in derivatives, such as stock index futures contracts, or exchange-traded funds (“ETFs”), including Principal Exchange-Traded Funds ETFs. In selecting such investments, the Advisor may have conflicts of interest due to economic or other incentives to make or retain an investment in certain affiliated funds instead of in other investments that may be appropriate for the Fund.
Market Trading Risks
The net asset value (“NAV”) of the Shares generally will fluctuate with changes in the market value of each Fund's holdings. The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the respective exchanges, PGI cannot predict whether the Shares will trade below, at or
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above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the forces influencing the prices of the securities held by the Fund (individually or in the aggregate) at any time.
Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. (See “Purchase and Sale of Fund Shares-Generally.”) The Fund has a limited number of institutions that may act as APs, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund, and no other AP is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Such disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV.
This limited number of APs risk may be heightened due to the fact that the Fund does not disclose its portfolio holdings daily, unlike certain other actively managed ETFs, and could be greater during market disruptions or periods of volatility.
If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Given that Shares can be created and redeemed only in Creation Units at NAV, PGI believes that large discounts and premiums should not be sustained over the long term.
Market Volatility and Securities Issuers
The value of a fund’s portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. As a result, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Additionally, US and world economies, as well as markets (or certain market sectors), may experience greater volatility in response to the occurrence of natural or man-made disasters and geopolitical events, such as war, acts of terrorism, pandemics, military actions, trade disputes, or political instability. Moreover, if a fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market.
Recent events are impacting the securities markets. Russia's invasion of Ukraine in 2022 has resulted in sanctions being levied by the United States, European Union and other countries against Russia. Russia's military actions and the resulting sanctions could adversely affect global energy and financial markets and, thus, could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions could be substantial.
Other recent market disruption events include the pandemic spread of the novel coronavirus designated as COVID-19. The transmission of COVID-19 and efforts to contain its spread resulted in border closings and other travel restrictions and disruptions, disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations and reductions, significant challenges in the healthcare industry, and quarantines. As experienced with the COVID-19 pandemic, health crises may exacerbate other pre-existing political, social, economic, market and financial risks and negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant ways.
Market disruption events could also impair the information technology and other operational systems upon which a fund’s investment advisor or sub-advisor rely, and could otherwise disrupt the ability of the fund’s service providers to perform essential tasks. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes were implemented or considered in response to the COVID-19 outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.
The impact of current and future market disruption events may last for an extended period of time and could result in a substantial economic downturn or recession. Such events could have significant adverse direct or indirect effects on the funds and their investments, and may result in a fund’s inability to achieve its investment objectives, cause funds to experience significant redemptions, cause the postponement of reconstitution/rebalance dates of passive funds’ underlying indices, adversely affect the prices and liquidity of the securities and other instruments in which a fund invests, negatively impact
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the fund’s performance, and cause losses on your investment in the fund. You should also review this Prospectus and the Statement of Additional Information to understand each fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a fund may satisfy redemption requests in-kind.
Temporary Defensive Measures
From time to time, as part of its investment strategy, the Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may lose the benefit of upswings and may limit its ability to meet, or fail to achieve, its investment objective.
Trading Issues
Although the shares of the Fund are expected to be listed on the exchange identified in the fund summary for the Fund, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable. In addition, trading in Shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Additional Strategies and Risks
The following table lists additional Fund strategies and risks and notes whether they are principal or non-principal (meaning they are relevant to the Fund but to a lesser degree than those designated as principal). The SAI contains additional information about investment strategies and their related risks.
INVESTMENT STRATEGIES AND RISKS	Principal Real Estate Active Opportunities ETF
Arbitrage Risk	Principal
Equity Securities	Principal
Growth Style	Principal
Smaller Companies	Principal
Value Style	Non-Principal
Foreign Securities	Non-Principal
High Portfolio Turnover	Non-Principal
Industry Concentration	Principal
Investment Company Securities	Principal
Real Estate Investment Trusts (REITs)	Principal
Real Estate Securities	Principal
Redemption and Large Transaction Risk	Principal
Tracking Basket Structure Risk	Principal
Trading Halt Risk	Principal
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Arbitrage Risk
Unlike ETFs that publicly disclose their complete portfolio holdings each business day, the Fund provides certain other information (the Tracking Basket) intended to allow market participants to estimate the value of positions in Fund shares. Although this information is designed to facilitate arbitrage opportunities in Fund shares to reduce bid-ask spread and minimize discounts or premiums between the market price and NAV of Fund shares, there is no guarantee the Fund’s arbitrage mechanism will operate as intended and that the Fund will not experience wide bid-ask spreads and/or large discounts or premiums to NAV. Further, the effectiveness of the Tracking Basket as an arbitrage mechanism is contingent upon, among other things, the Tracking Basket performing in a manner substantially identical to the performance of the Fund’s actual portfolio. The Fund’s investment adviser may not always be successful in creating a Tracking Basket that performs in a manner substantially identical to the performance of the Fund’s actual portfolio. In addition, market participants may attempt to use the disclosed information to “reverse engineer” the Fund’s trading strategy, which, if successful, could increase opportunities for predatory trading practices that may have the potential to negatively impact the Fund’s performance.
Equity Securities
Equity securities include common stocks, convertible securities,preferred stock, depositary receipts, rights (an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company’s outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related indexes will change over time, and, except to the extent consistent with its principal investment strategies (for example, for an index fund that uses a replication strategy), a fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es).
Growth Style
The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in growth stocks may underperform other funds that invest more broadly or favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Smaller Companies
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. The net asset value of a fund that invests a substantial portion of its assets in small company stocks may therefore be more volatile than the shares of a fund that invests solely in larger company stocks. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies. Unseasoned issuers by their nature have only a limited operating history that
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can be used for evaluating the company’s growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Value Style
Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock’s intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in value stocks may underperform other funds that invest more broadly or favor different investment styles.
Foreign Securities
The Fund considers a security to be tied economically to countries outside the U.S. (a “foreign security”) if the issuer of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S.
The Fund is limited in its ability to invest in foreign securities, but it may have exposure to foreign markets if it were to invest in exchange traded American depositary receipts or common stocks listed on a foreign exchange that trade on such exchange contemporaneously with the Fund’s shares.
There may be less publicly available information about foreign companies than U.S. companies, and information about foreign securities in which the Fund invests may be less reliable or complete. Foreign companies, including those listed on U.S. securities exchanges, may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies with respect to such matters as insider trading rules, tender offer regulation, accounting standards or auditor oversight, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, the Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in that country. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of the Fund’s portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
The Fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
The Fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when the Fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where the Fund expects to recover withholding taxes, the net asset value of the Fund generally includes accruals for such tax refunds. If the likelihood of recovery materially decreases, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value. Shareholders in the Fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if the Fund receives a tax refund that has not been previously
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accrued, shareholders in the Fund at the time of the successful recovery will benefit from the resulting increase in the Fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the Fund’s net asset value.
If the Fund’s portfolio invests significantly in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not as heavily invested in that region.
High Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund), and may lower the fund’s performance. High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets. Both events reduce fund performance. In addition, high portfolio turnover can result in higher taxes when Fund shares are held in a taxable account.
Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the “total return” line in the Financial Highlights section reflects portfolio turnover costs.
Industry Concentration
A fund that concentrates its investments (invests more than 25% of its net assets) in a particular industry (or group of industries) is more exposed to the overall condition of the particular industry than a fund that invests in a wider variety of industries. A particular industry could be affected by economic, business, supply-and-demand, political, or regulatory factors. Companies within the same industry could react similarly to such factors. As a result, a fund’s concentration in a particular industry would increase the possibility that the fund’s performance will be affected by such factors.
Investment Company Securities
Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds (“ETFs”), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
A fund that invests in another investment company is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
A fund may invest in affiliated underlying funds, and those who manage such fund’s investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund assets to underlying funds from which they receive higher fees.
Real Estate Investment Trusts (“REITs”)
REITs involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. A fund that invests in a REIT is subject to the REIT’s expenses, including management fees, and will remain subject to the fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
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Regular REIT dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income for U.S. income tax purposes. Any distribution of income attributable to regular REIT dividends from the Fund’s investment in a REIT will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.
Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Redemption and Large Transaction Risk
Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may sell or purchase Fund shares in large quantities on the secondary market. These secondary market transactions may cause authorized participants to increase their purchases and redemptions of creation units from the Fund. Purchases and redemptions of creation units primarily with cash rather than through in kind delivery of portfolio securities may cause the Fund to incur certain costs, such as brokerage costs or taxable gains or losses that it might not have incurred if it had made a redemption in kind. These costs could be imposed on the Fund and thus decrease its NAV to the extent that the costs are not offset by a transaction fee payable by an authorized participant.
Principal Funds, Inc. (“PFI”) and Principal Variable Contracts Funds, Inc. (“PVC”) funds of funds may own shares of ETFs as underlying funds. Principal Global Investors, LLC (“PGI”) is the advisor to the PFI and PVC funds of funds and is committed to minimizing the potential impact of redemption and large transaction risk on underlying funds to the extent consistent with pursuing the investment objectives of the funds of funds that it manages. However, PGI and its affiliates may face conflicts of interest in fulfilling responsibilities to all such funds.
Tracking Basket Structure Risk
The Fund’s Tracking Basket structure may affect the price at which shares of the Fund trade in the secondary market. Although the Tracking Basket is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the Fund’s NAV, there is a risk that market prices will vary significantly from NAV. ETFs trading on the basis of a published Tracking Basket may trade at a wider bid-ask spread than ETFs that publish their portfolios on a daily basis, and therefore, may cost investors more to trade. These risks may increase during periods of market disruption or volatility. At certain thresholds for such premiums/discounts, bid/ask spreads and tracking error, the Fund’s Board of Trustees will consider possible remedial measures, which may include liquidation or conversion to a fully transparent, active ETF or a mutual fund. In addition, although the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Tracking Basket to identify the fund’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders, such as front running the Fund’s trades of portfolio securities.
Trading Halt Risk
There may be circumstances where a security held in the Fund’s portfolio but not in the Tracking Basket does not have readily available market quotations. If PGI determines that such circumstance may affect the reliability of the Tracking Basket as an arbitrage vehicle, that information, along with the identity and weighting of that security in the Fund’s portfolio, will be publicly disclosed on the Fund’s website and PGI will assess appropriate remedial measures. In these circumstances, market participants may use this information to engage in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. In addition, if securities representing 10% or more of the Fund’s portfolio do not have readily available market quotations, PGI would promptly request the Exchange to halt trading on the Fund, meaning that investors would not be able to trade their shares. Trading may also be halted in other circumstances, for example, due to market conditions.
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PORTFOLIO HOLDINGS INFORMATION
A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
MANAGEMENT OF THE FUND
The Manager and Advisor
Principal Global Investors, LLC (“PGI”), an indirect subsidiary of Principal Financial Group, Inc. (“Principal®”), serves as the manager and advisor for the Funds. Through the Management Agreement with the Registrant, PGI provides investment advisory services and certain corporate administrative services for the Funds.
Advisor:
Principal Global Investors, LLC (“PGI”), 711 High Street, Des Moines, IA 50392, is part of a diversified global asset management organization which utilizes a multi-boutique strategy of specialized investment groups and affiliates to provide institutional investors and individuals with diverse investment capabilities, including fixed income, equities, real estate, currency, asset allocation and stable value. In addition to its asset management offices in the U.S., PGI has asset management offices of affiliate advisors located in Europe,
Asia, Latin America and Australia. PGI has been an investment advisor since 1998.

Funds:
In fulfilling its investment advisory responsibilities, PGI provides the day-to-day discretionary investment services (directly making decisions to purchase or sell securities) for certain Funds. For this Fund, these services are provided by the sub-advisor, as described below.

The Sub-Advisor
PGI has signed a contract with a sub-advisor. Under the sub-advisory agreement, the sub-advisor agrees to assume the obligations of PGI to provide investment advisory services to the portion of the assets of the Fund allocated to it by PGI. For these services, PGI pays the sub-advisor a fee.
PGI or the sub-advisor provides the Board with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the sub-advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.
Sub-Advisor:
Principal Real Estate Investors, LLC (“Principal - REI”), 711 High Street, Des Moines, IA 50392, was
founded in 2000 and manages commercial real estate across the spectrum of public and private equity and debt investments, primarily for institutional investors.

Fund(s):	Principal Real Estate Active Opportunities ETF
As reflected in the Fund Summary, the day-to-day portfolio management for the Fund is shared by multiple portfolio managers. Except as described below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the Fund’s portfolio with no limitation on the authority of one portfolio manager in relation to another.
The Fund summary identifies the portfolio managers of the Fund. Additional information about the portfolio managers follows. References to Principal® include the entire Principal organization. The SAI provides additional information about each portfolio manager’s compensation, other accounts the portfolio managers manage, and each portfolio manager’s ownership of securities in the Fund.
Keith Bokota has been with Principal - REI since 2007. He earned a bachelor’s degree in Finance and International Business from Georgetown University. Mr. Bokota has earned the right to use the Chartered Financial Analyst designation.
Anthony Kenkel has been with Principal - REI since 2005. He earned a bachelor’s degree in Finance from Drake University and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Kenkel has earned the right to use the Chartered Financial Analyst and Financial Risk Manager designations.
Kelly D. Rush has been with Principal - REI since 2000 and the predecessor firms since 1987. He earned a B.A. in Finance and an M.B.A. in Business Administration from the University of Iowa. Mr. Rush has earned the right to use the Chartered
Financial Analyst designation.

Participating Affiliate Agreement
In rendering investment advisory services to the Fund, the advisor and each sub-advisor may use the resources of one or more of its respective foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended, to provide portfolio management, research, and trading services to the Fund. Under a Participating Affiliate
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Agreement, and pursuant to applicable guidance from the staff of the SEC, U.S. registered advisors are allowed to use investment advisory and trading resources of such unregistered advisory affiliates subject to the regulatory supervision of the registered advisor. For example, some Principal Fund Complex assets are managed by employees of Principal Global Investors (Europe) Limited pursuant to such an arrangement. Each such affiliate and any of their respective employees who provide services to the Fund are considered under the Participating Affiliate Agreement to be “supervised persons” of the advisor or sub-advisor (as applicable) as that term is defined in the Investment Advisers Act of 1940.
Fees Paid to PGI
The Fund pays PGI a fee for its services, which includes the fee PGI pays to Sub-Advisors, as applicable, and to State Street Bank and Trust for fund administration, fund accounting and other services. Pursuant to the Management Agreement between the Fund and PGI, PGI pays all operating expenses of the Fund, except interest expenses, taxes, brokerage commissions and other expenses connected with executing portfolio transactions, acquired fund fees and expenses, future distribution fees or expenses, and extraordinary expenses.
The management fee schedules for the Fund is as follows.
Funds	All Assets
Principal Real Estate Active Opportunities ETF	0.65%
Availability of the discussions regarding the basis for the Board of Trustees approval of the various management and sub-advisory agreements is available for the Fund in the Annual Report to Shareholders for the period ending June 30, 2022.
Manager of Managers
Principal Exchange-Traded Funds (the “Trust”) operates as a Manager of Managers. Under an order received from the SEC (the “order”), the Trust and PGI may enter into and materially amend agreements with unaffiliated and wholly-owned affiliated sub-advisors (affiliated sub-advisors that are at least 95% owned, directly or indirectly, by PGI or an affiliated person of PGI) without obtaining shareholder approval, including to:
•
hire one or more sub-advisors;
•
change sub-advisors; and
•
reallocate management fees between PGI and sub-advisors.
Although there is no present intent to do so, the Fund may, in the future, rely on current SEC Staff guidance that expands relief under the order to allow PGI to enter into and materially amend agreements with majority-owned affiliated sub-advisors (affiliated sub-advisors that are at least 50% owned, directly or indirectly, by PGI or an affiliated person of PGI), and, further, to all sub-advisors regardless of the degree of affiliation with PGI.
In order to rely on the varying degrees of relief granted by the order and/or the SEC Staff guidance, the Fund must receive approval from its shareholders (or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers).
The shareholders of the Fund have approved such Fund’s reliance on the order, as supplemented by the SEC Staff guidance, with respect to unaffiliated, wholly-owned affiliated, and majority owned affiliated sub-advisors. The shareholders of the Principal Real Estate Active Opportunities ETF have approved reliance on the order, as supplemented by the SEC Staff guidance, with respect to the sub-advisor, regardless of the degree of affiliation with PGI.
PGI has ultimate responsibility for the investment performance of the Fund that utilizes a sub-advisor due to its responsibility to oversee sub-advisors and recommend their hiring, termination, and replacement.
In accordance with a separate exemptive order that the Registrant and PGI have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, provided that the Board Members are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.
DISTRIBUTOR AND OTHER FUND SERVICE PROVIDERS
ALPS Distributors, Inc. (the “Distributor”) serves as the principal underwriter and distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in Shares.
State Street Bank and Trust Company is the sub-administrator, custodian, transfer agent, and dividend disbursing agent for the Fund.
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PRICING OF FUND SHARES
The Fund will directly issue and redeem Shares on a continuous basis, to and from authorized participants (“APs”), at net asset value (“NAV”) per Share in aggregations of Shares called “Creation Units.” The value of the Fund's Shares bought and sold in the secondary market (on the exchange identified in the Fund summary) will be determined by market price, as described in the section below.
The Board of Trustees has delegated day-to-day valuation oversight responsibilities to PGI. PGI has established a Valuation Committee to fulfill these oversight responsibilities. The NAV of the Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. Eastern Time, if the particular disruption directly affects only the NYSE.
Notes:
•
If market quotations are not readily available for a security owned by the Fund, its fair value is determined using a policy adopted by the Board. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•
The Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE.
•
The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.
•
Certain securities issued by companies in emerging markets may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Manager expects the securities may be sold.
•
With respect to any portion of a Fund’s assets invested in other registered investment companies, that portion of the Fund's NAV is calculated based on the price (NAV or market, as applicable) of such other registered investment companies.
Fund Share Trading Prices – Secondary Market
The trading prices of Shares of the Fund on the exchange may differ from the Fund's daily NAV. The price of the Shares will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio securities. Secondary market Shares, which are available for purchase or sale on an intraday basis, do not have a fixed relationship to either the previous day’s NAV or to the current day’s NAV. Prices in the secondary market, therefore, may be below, at, or above the most recently calculated NAV per Share.
Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might otherwise be experienced on days when the Fund accepts purchase and redemption orders.
Information regarding how often the Shares of the Fund traded on the exchange at a price above (at a premium) or below (at a discount) the NAV per Share of the Fund during the past four calendar quarters (if available) can be found at www.principaletfs.com. Data presented represents past performance and cannot be used to predict future results.
PURCHASE AND SALE OF FUND SHARES
Generally
The Fund will directly issue shares to authorized participants (“APs”) on a continuous basis at net asset value (“NAV”) per Share in aggregations of Shares called “Creation Units,” in exchange for portfolio securities, in the amount listed below.
Fund	Number of Shares in a Creation Unit*
Principal Real Estate Active Opportunities ETF	20,000
*
Number of Shares in a Creation Unit is subject to change.
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To be an AP, you must be a member or participant (“Participating Party”) in the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or a participant in the DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor, which must be accepted by the Transfer Agent, that governs transactions in the Fund’s Creation Units.
APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and in exchange for portfolio securities and/or cash.
All orders to purchase or redeem Creation Units must be placed through an AP that has entered into a Participant Agreement with the Distributor and accepted by the Transfer Agent with respect to the creation and redemption of Creation Units. An investor purchasing or redeeming a Creation Unit from the Fund may be charged a fee (“Transaction Fee”) to protect existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Units.
Shareholders who are not APs will not be able to purchase or redeem Shares directly with or from the Fund. As a result, most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are expected to be listed for trading on the secondary market on the exchange identified in the Fund Summary for The Fund. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments. Shares of the Fund trade under the symbols set forth on the cover of this prospectus. Contact your broker for additional information on how to buy and sell Shares.
PGI may recommend to the Board, and the Board may elect, to liquidate and terminate the Fund at any time without shareholder approval.
Note:
No salesperson, broker-dealer, or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by the Trust, the Fund, PGI, any Sub-Advisor, or the Distributor.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
DIVIDENDS AND DISTRIBUTIONS
The Fund intends to generally make distributions of net income on a quarterly basis. The Fund does not guarantee that it will make any payments to shareholders on the frequency set forth above, or at all. Factors that could affect the Fund’s ability to make distributions include, without limitation, changes in interest rates, the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of the Fund’s prior distributions.
The Fund may make distributions that will be treated as return of capital. Return of capital represents the return of a shareholder’s original investment in Fund shares, not a dividend from the Fund’s profits and earnings. If the Fund’s distributions are treated as a return of capital, the distributions themselves may not be taxable, but they will lower a shareholder’s basis in the Fund shares so that when such shares are sold (even if they are sold at a loss on the original investment), the shareholder may be obligated to pay taxes on the capital gains. At the end of the year, the Fund may be required under applicable law to re-characterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.
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To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), you will receive a notice disclosing the source of such distributions. Furthermore, such notice will be posted monthly on our website at www.principalfunds.com/sources-of-distribution. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
FREQUENT PURCHASES AND REDEMPTIONS
Particularly where creation and redemption baskets include a cash component, frequent purchases and redemptions pose a risk to the Fund because they may disrupt the management of the Fund by forcing the Fund to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Fund. Such transactions may also cause unplanned portfolio turnover, hurt the portfolio performance of the Fund, and increase expenses of the Fund due to increased broker-dealer commissions and recordkeeping and related costs.
Shares of the Fund are listed and traded on national securities exchanges. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash. Further, the Fund may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades which may help minimize the potential consequences of frequent purchases and redemptions of shares. For these reasons, the Board of Trustees believes that a frequent trading monitoring policy is unnecessary for the Fund. The Fund reserves the right, without prior written notice, to reject orders from APs that the Fund determines to be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.
TAX CONSIDERATIONS
The following discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local, and/or foreign tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Taxes” in the SAI.
Taxes
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:
•
the Fund makes distributions,
•
you sell your Shares listed on the exchange, and
•
you purchase or redeem Creation Units.
Taxes on Distributions
As stated above, dividends from net investment income and net capital gains, ordinarily, are declared and paid quarterly. The Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund.
Dividends paid out of the Fund’s income and net realized short-term capital gains, if any, are generally taxable as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and foreign corporations, including Chinese corporations, with respect to which the Fund satisfies certain
18

holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains—a maximum of 15% (or 20% for individual shareholders with taxable income exceeding certain thresholds, which will be adjusted annually for inflation). Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.
Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or long-term capital gains even though, from an investment standpoint, the distribution may constitute a return of capital.
By law, the Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided your taxpayer identification number or social security number.
Under proposed U.S. Treasury Regulations non-corporate Fund shareholders meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to them by the Fund. The 20 percent deduction applies to qualified REIT dividends distributed during 2018-2025 tax years.
Taxes on Share Sales
Any capital gain or loss you realize upon a sale of Shares generally is treated as long-term capital gain, taxable at the rates mentioned above for individual shareholders, or loss if you held the Shares for more than one year and as short-term capital gain or loss if you held the Shares for one year or less. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
An AP who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
Other Tax Considerations
Unlike other exchange traded funds, the securities in the Fund’s Tracking Basket exchanged for a Creation Unit will not correspond pro rata to the positions in the Fund’s portfolio, and the Fund will effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other exchange traded funds. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.
DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees
The Trust has adopted a distribution plan for the Fund pursuant to Rule 12b-1 under the Investment Company Act. Under the 12b-1 Plan, the Fund is authorized to pay fees for distribution related expenses and/or for providing services to shareholders of up to 0.25% of the Fund’s average daily net assets each year.
No 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees.
However, in the event the Board of Trustees approves charging 12b-1 fees in the future, because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Fund and may cost you more than other types of sales charges.
Additional Payments to Intermediaries
Shares of the Fund are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators and insurance companies.
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PGI and its affiliates may, out of their own resources, pay amounts to intermediaries that support the distribution or marketing of shares of the Fund or provide services to Fund shareholders.
In some cases, PGI or their respective affiliates will provide payments or reimbursements in connection with the costs of conferences and seminars, and educational, training and marketing efforts related to the Fund. Such activities may be sponsored by intermediaries, PGI or their respective affiliates. Additional costs paid or reimbursed may include travel, lodging, entertainment, meals and small gifts. In some cases, PGI or their respective affiliates will also provide payment or reimbursement for expenses associated with transactions (“ticket”) charges and general marketing expenses. For more information, see the SAI.
The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment. Ask your Financial Professional or visit your intermediary’s website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.
FUND ACCOUNT INFORMATION
Continuous Offering
The method by which Creation Unit Aggregations are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms also should note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.
Reservation of Rights
The Trust reserves the right to amend or terminate the Fund, as well as certain terms related to the Fund, described in this prospectus. Shareholders will be notified of any such action to the extent required by law.
Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
Financial Statements
Shareholders will receive annual financial statements for the Fund, audited by the Fund's independent registered public accounting firm. Shareholders will also receive a semi-annual financial statement that is unaudited.
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Section 12(d)(1)
The Fund is an investment company registered with the SEC under the 1940 Act. If a purchaser of Fund shares is also a registered investment company or a private fund relying on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, it may be limited by the 1940 Act in the amount of Fund shares it can purchase (i.e., Section 12(d)(1)(A)). Such purchaser must comply with such limitations or avail itself, if possible, of any applicable exemptions from such limitations (e.g., a registered investment company may rely on Rule 12d1 4 of the 1940 Act).
ADDITIONAL FUND-SPECIFIC INFORMATION
Principal Real Estate Active Opportunities ETF
The Fund is an actively managed ETF that operates pursuant to the Order. Like other ETFs, shares of the Fund are generally purchased and redeemed in creation unit aggregations through authorized participants, shares of the Fund are listed and traded on a stock exchange, and individual investors can purchase or sell shares in less than creation unit sizes and for cash in the secondary market through a broker. The Fund’s creation units generally can be purchased or redeemed in-kind in exchange for the Strategy Components included in the Fund’s Tracking Basket, together with an amount of cash corresponding to the value of the Representative ETFs and cash and cash equivalents that form the remainder of the Tracking Basket.
Tracking basket structure
However, the Fund has some unique features that differentiate it from other ETFs. As described above, the Fund does not disclose its complete portfolio holdings each business day, and instead, the Fund discloses other information to the market that is designed to facilitate arbitrage opportunities in Fund shares to maintain efficient secondary market trading of shares. On each business day before the commencement of trading in shares on the listing exchange, the Fund publishes on its website a Tracking Basket that is designed to closely track the daily performance of the Fund. The Tracking Basket is comprised of Strategy Components (select recently disclosed portfolio holdings), Representative ETFs (liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the Fund invests), and cash and cash equivalents. Representative ETFs are selected for inclusion in the Tracking Basket such that, when aggregated with the other Tracking Basket components, the Tracking Basket corresponds to the Fund’s overall holdings exposure. Representative ETFs may constitute no more than 50% of the Tracking Basket’s assets on each business day at the time that the Tracking Basket is published.
The Tracking Basket is constructed utilizing a proprietary optimization process to minimize daily deviations in return of the Tracking Basket relative to the Fund and is used to facilitate the creation/redemption process and arbitrage. The Tracking Basket is typically expected to be rebalanced on schedule with the public disclosure of the Fund’s holdings; however, a new Tracking Basket may be generated as frequently as daily. In determining whether to rebalance the Tracking Basket, PGI will consider various factors, including liquidity of the securities in the Tracking Basket, tracking error of the Tracking Basket relative to the Fund, and the cost to create and trade the Tracking Basket.
Tracking basket weight overlap
In addition to disclosure of the Tracking Basket, the Fund publishes the “Tracking Basket Weight Overlap” on its website on each business day before the commencement of trading in shares on the listing exchange. The Tracking Basket Weight Overlap is the percentage weight overlap between the holdings of the prior day’s Tracking Basket compared to the holdings of the Fund that formed the basis for the Fund’s calculation of NAV at the end of the prior business day. It is calculated by taking the lesser weight of each asset held in common between the Fund’s portfolio and the Tracking Basket, and adding the totals. The Tracking Basket Weight Overlap is intended to provide investors with an understanding of the degree to which the Tracking Basket and the Fund’s portfolio overlap and help investors evaluate the risk that the performance of the Tracking Basket may deviate from the performance of the portfolio holdings of the Fund.
Information on the Fund’s website
Investors can access information about the Tracking Basket and Tracking Basket Weight Overlap for each business day on principaletfs.com. The Fund discloses its complete portfolio holdings, including the name, identifier, market value and weight of each security and instrument in the portfolio, on principaletfs.com on the thirteenth business day of the following month. Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spread, is also available at principaletfs.com.
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APPENDIX A—DESCRIPTION OF BOND RATINGS
Moody’s Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody’s global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.1

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.
Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE:
Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa.
The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*

*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to five years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designated SG.
MIG 1 denotes superior credit quality, afforded excellent protection from highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.

MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.
SG denotes speculative-grade credit quality and may lack sufficient margins of protection.
Description of S&P Global Ratings’ Credit Rating Definitions:
S&P Global’s credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by S&P Global Ratings from other sources S&P Global Ratings considers reliable. S&P Global Ratings does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
•
Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•
Nature of and provisions of the financial obligation;
•
Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.
LONG-TERM CREDIT RATINGS:
AAA:	Obligations rated ‘AAA’ have the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC, CC and C:
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation.
While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.

D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P
Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR:
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P Global Ratings does not rate a particular type of obligation as a matter of policy.

SHORT-TERM CREDIT RATINGS: Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest.
A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong.
Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate capacity to meet their financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty.
If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: S&P Global Ratings rates U.S. municipal notes with a maturity of less than three years as follows:
SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.
SP-3:	A speculative capacity to pay principal and interest.

ADDITIONAL INFORMATION
Additional information about the Registrant is available in the Statement of Additional Information dated May 17, 2022, which is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in Registrant’s Annual and Semi-Annual Reports to Shareholders. In the Registrant’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund's performance during the last fiscal year. The Statement of Additional Information and the Registrant’s Annual and Semi-Annual Reports can be obtained free of charge by writing Principal Exchange-Traded Funds, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. In addition, the Registrant makes its Statement of Additional Information and Annual and Semi-Annual Reports available, free of charge, on our website www.principaletfs.com. To request this and other information about the Registrant and to make shareholder inquiries, telephone 1-800-222-5852.
Reports and other information about the Registrant are available on the EDGAR Database on the Commission’s internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The Registrant has entered into a management agreement with Principal Global Investors, LLC (“PGI”). The Registrant and/or PGI, on behalf of the Fund, enter into contractual arrangements with various parties, including, among others, the Fund's sub-advisors, distributor, transfer agent and custodian, who provide services to the Fund. These arrangements are between the Registrant and/or PGI and the applicable service provider. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of these arrangements. Such arrangements are not intended to create in any individual shareholder or group of shareholders any right, including the right to enforce such arrangements against the service providers or to seek any remedy thereunder against PGI or any other service provider, either directly or on behalf of the Registrant or any individual series (or fund).
This Prospectus provides information that you should consider in determining whether to purchase shares of the Fund. This Prospectus, the Statement of Additional Information, or the contracts that are exhibits to the Registrant’s registration statement are not intended to give rise to any agreement or contract between the Registrant and/or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
The U.S. government does not insure or guarantee an investment in the Fund.
Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, Principal Bank or any other financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Principal Exchange-Traded Funds SEC File 811-23029
B

PRINCIPAL EXCHANGE-TRADED FUNDS
(“PETF” or the “Fund”)
Statement of Additional Information
Dated May 17, 2022
This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to the information in the Fund’s prospectus. The prospectus, which we may amend from time to time, contains the basic information you should know before investing in the Principal Real Estate Active Opportunities Fund (the “Fund”). You should read this SAI together with the Fund’s Prospectus dated May 17, 2022.
Incorporation by Reference: The Fund is newly formed and does not have any operating history. The Fund’s financial statements for its initial semiannual and annual periods, as they become available, will contain important information about the Fund. The financial statements for the Fund’s annual periods will be audited.
For a free copy of the current prospectus, semiannual or annual report, call 1-800-222-5852 or write:
Principal Exchange-Traded Funds
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
The prospectus may be viewed at www.principaletfs.com.

GENERAL DESCRIPTION OF TRUST AND FUND
Principal Exchange-Traded Funds (the “Trust”) is a statutory trust organized under the laws of the State of Delaware in 2013 and is authorized to have multiple series or portfolios (altogether with the “Fund,” the “Funds”). The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 16 Funds.
The shares of the Fund are referred to herein as “Shares.”
The Trust issues and redeems Shares at net asset value (“NAV”) only with Authorized Participants (“APs”) and only in aggregations of Shares in the amounts described in the prospectus (each a “Creation Unit” or a “Creation Unit Aggregation”), which is subject to change.
The Fund is an actively managed exchange-traded fund (an “ETF”) that operates pursuant to an exemptive order from the Securities and Exchange Commission (the “Exemptive Order”). Unlike other actively managed ETFs that publish their portfolio holdings on a daily basis, the Fund does not publicly disclose the composition of its portfolio each business day, which may affect the price at which Fund Shares trade in the secondary market. The Fund instead publishes each business day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the Fund but is not the Fund’s actual portfolio. A Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings (Strategy Components); (2) liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by Strategy Components) in which a fund invests (Representative ETFs); and (3) cash and cash equivalents. The Fund also publishes each business day on its website a “Tracking Basket Weight Overlap,” which is the percentage weight overlap between the holdings of the prior day’s Tracking Basket compared to the holdings of the Fund that formed the basis for the Fund’s calculation of NAV at the end of the prior business day. A Tracking Basket Weight Overlap is designed to provide investors with an understanding of how similar a Tracking Basket is to the Fund’s actual portfolio in percentage terms and help investors evaluate the risk that the performance of a Tracking Basket may deviate from the performance of the portfolio holdings of the Fund. A Tracking Basket also constitutes the names and quantities of instruments to be exchanged with the Fund for both purchases and redemptions of Fund Shares, although the Fund generally requires an AP to deposit or receive (as applicable) cash in lieu of Representative ETFs.
EXCHANGE LISTING AND TRADING
Shares of the Fund are listed on a national securities exchange (the “Exchange”) as set forth below. Shares trade on the Exchange at market prices that may be below, at, or above NAV.
Fund	Principal U.S. Listing Exchange
Principal Real Estate Active Opportunities ETF	NYSE Arca
There can be no assurance that the Fund will continue to meet the requirements of its Exchange necessary to maintain the listing of its Shares. An Exchange may, but is not required to, remove the Shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, to the extent the Fund’s listing is conditioned upon reliance on Rule 6c-11, (iii) any of the continued listing requirements set forth in the Exchange’s rules are not continuously maintained, or (iv) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on such Exchange inadvisable. Additionally, the Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Fund Policies
The investment objective, principal investment strategies and principal risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities that those managing the investments of the Fund can select. Additional information is also provided about other strategies that the Fund may use to try to achieve its objective.

The composition of the Fund and the techniques and strategies that those managing the fund’s investments may use in selecting securities will vary over time. The Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.
Under the terms of an Exemptive Order, the Fund’s investments are limited to the following: Exchange-traded common stocks excluding penny stocks, exchange-traded preferred stocks, common stocks listed on a foreign exchange that trade on such exchange contemporaneously with shares of the Fund, other ETFs, exchange-traded notes, exchange-traded American Depositary Receipts (ADRs), exchange-traded real estate investment trusts (REITs), exchange-traded commodity pools, exchange-traded metals trusts, exchange-traded currency trusts, and exchange-traded futures that trade contemporaneously with shares of the Fund, as well as cash and cash equivalents. The Fund may not borrow for investment purposes or hold short positions. The Fund may not purchase any securities that are illiquid investments at the time of purchase.
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the Fund’s portfolio.
The investment objective of the Fund and, except as described below as “Fundamental Restrictions,” the investment strategies described in this Statement of Additional Information and the Prospectus are not fundamental and may be changed by the Board without shareholder approval.
With the exception of the diversification test required by the Internal Revenue Code, the Fund will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in the Fund’s Prospectus or Statement of Additional Information.
Fundamental Restrictions
Except as specifically noted, the Fund has adopted the following fundamental restrictions. Each fundamental restriction is a matter of fundamental policy and may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended (the “1940 Act”), provides that “a vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote.
The Fund:
1)
May not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
2)
May not purchase or sell commodities, except as permitted by applicable law, regulation or regulatory authority having jurisdiction.
3)
May not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
4)
May not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5)
May not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
6)
Has adopted a policy regarding diversification. The Fund has elected to be non-diversified.
7)
May not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
8)
Has adopted a concentration policy. The Fund will concentrate its investments in a particular industry or group of industries as described in its prospectus.
Non-Fundamental Restrictions
Except as specifically noted, the Fund has also adopted the following non-fundamental restrictions. Non-fundamental restrictions are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund’s present policy to:

1)
Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law or regulatory authority having jurisdiction, from time to time.
2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.
3)
Invest in companies for the purpose of exercising control or management.
4)
Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.
Non-Fundamental Policy - Rule 35d-1 under the 1940 Act - Investment Company Names
The Fund has also adopted the non-fundamental policy pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of investments, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.
For purposes of testing this requirement with respect to:
•
foreign currency investments, the Fund will count forward foreign currency contracts and other investments that have economic characteristics similar to foreign currency; the value of such contracts and investments will include the Fund’s investments in cash and/or cash equivalents to the extent such instruments are used to cover the Fund’s exposure under its forward foreign currency contracts and similar investments.
•
derivatives instruments, the Fund will typically count the mark-to-market value of such derivatives. However, the Fund may use a derivative contract’s notional value when it determines that notional value is an appropriate measure of the Fund’s exposure to investments. For example, with respect to single name equity swaps which are “fully paid” (equity swaps in which cash and/or cash equivalents are specifically segregated on the Fund’s books for the purpose of covering the full notional value of the swap), the Fund will count the value of such cash and/or cash equivalents.
•
investments in underlying funds (including ETFs), the Fund will count all investments in an underlying fund toward the requirement as long as 80% of the value of such underlying fund’s holdings focus on the particular type of investment suggested by the Fund name.
Investment Strategies and Risks Related to Borrowing and Senior Securities, Commodity-Related Investments, Industry Concentration and Loans
Borrowing and Senior Securities
Under the 1940 Act, a fund that borrows money is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. If a Fund invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. If a Fund invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Pursuant to SEC staff interpretations of the 1940 Act, a fund that purchases securities or makes other investments that have a leveraging effect on the fund (for example, reverse repurchase agreements) must segregate assets to render them not available for sale or other disposition in an amount equal to the amount the fund owes pursuant to the terms of the security or other investment.

Commodity-Related Investments
Under the 1940 Act, a fund’s registration statement must recite the fund’s policy with regard to investing in commodities. Each fund may invest in commodities to the extent permitted by applicable law and under its fundamental and non-fundamental policies and restrictions. Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of each of the Funds under Rule 4.5, the Trust , the Funds are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are therefore not subject to registration or regulation under the CEA. The CFTC amended Rule 4.5 Exclusion for certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that an investment company does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in Rule 4.5. Each Fund intends to limit its use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If a Fund is unable to do so, it may incur expenses that are necessary to comply with the CEA and rules the CFTC has adopted under it.
Industry Concentration
“Concentration” means a fund invests more than 25% of its net assets in a particular industry or group of industries. To monitor compliance with the policy regarding industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International (MSCI)/Standard & Poor’s Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or any other reasonable industry classification system. With respect to monitoring industry concentration, a Fund concentrating in the “financial services industry” concentrates its investments in one or more industries classified within the broader financial services sector.
•
Each Fund interprets its policy with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry.
•
For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions.
•
Each Fund views its investments in tax-exempt municipal securities as not representing interests in any particular industry or group of industries. For information about municipal securities, see the Municipal Obligations section.
Loans
A Fund may not make loans to other persons except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) pursuant to exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. Generally, this means the Funds are typically permitted to make loans, but must take into account potential issues such as liquidity, valuation, and avoidance of impermissible transactions. Examples of permissible loans include (a) the lending of its portfolio securities, (b) the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) the entry into a repurchase agreement (to the extent such entry is deemed to be a loan), and (d) loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
Other Investment Strategies and Risks
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the fund’s ability to achieve its investment objective.
Corporate Reorganizations
Funds may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of those managing the fund’s investments, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a fund.
In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount: significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of those managing the fund’s investments, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.
Cyber Security Issues
Each Fund and its service providers may be subject to cyber security risks. Those risks include, among others, theft, misuse or corruption of data maintained online or digitally; denial of service attacks on websites; the loss or unauthorized release of confidential and proprietary information; operational disruption; or various other forms of cyber security breaches. Cyber-attacks against or security breakdowns of a Fund or its service providers may harm the Fund and its shareholders, potentially resulting in, among other things, financial losses, the inability of Fund shareholders to transact business, inability to calculate a fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance and remediation costs. Cyber security risks may also affect issuers of securities in which a fund invests, potentially causing the fund’s investment in such issuers to lose value. Despite risk management processes, there can be no guarantee that a fund will avoid losses relating to cyber security risks or other information security breaches.
Depositary Receipts
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Each Fund may invest in foreign securities which means it may invest in:
•
American Depositary Receipts (“ADRs”) - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
•
European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.
Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.
Derivatives
Options on Securities and Securities Indices
Funds may write (sell) and purchase call and put options on securities and on securities indices. Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities that the Fund plans to purchase, or to generate additional revenue.
•
Exchange-Traded Options. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction.
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Over the Counter (“OTC”) Options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a fund would have to exercise the option in order to consummate the transaction.
•
FLexible EXchange Options (“FLEX Options”). FLEX Options are customized options contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse. FLEX Options provide investors with the ability to customize terms of an option, including exercise prices, exercise styles (European-style options, which are exercisable only at the expiration date, versus American-style options, which are exercisable any time prior to the expiration date), and expiration dates, while achieving price discovery in competitive, transparent auction markets and avoiding the counterparty exposure of the OTC option positions.
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities. The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.
Writing Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.
The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

A Fund usually owns the underlying security covered by any outstanding call option. With respect to an outstanding put option, a Fund deposits and maintains with its custodian or segregates on the Fund’s records, cash, or other liquid assets with a value at least equal to the market value of the option that was written.
Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.
Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. For a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.
When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.
Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.
Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Each Fund engages in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of those managing the fund’s investments, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.
Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. A Fund generally purchases or writes only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If the Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.
Futures Contracts and Options on Futures Contracts
Funds may purchase and sell futures contracts of many types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Funds may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. The Commodity Futures Trading Commission regulates futures contracts, options on futures contracts, and the commodity exchanges on which they are traded. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Funds may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Funds may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

Futures Contracts. Funds may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Fund usually liquidates futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.
A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
When a Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as “initial margin.” In contrast to the use of margin account to purchase securities, the Fund’s deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund’s performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.
Subsequent payments to and from the futures commission merchant, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as “marking to market.” The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.
In using futures contracts, a Fund may seek to establish with more certainty than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund’s debt securities decline in value and thereby keeps the Fund’s net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts.
When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.
With respect to futures contracts that settle in cash, a Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When entering into futures contracts that do not settle in cash (physically-settled futures contracts), a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Physically-settled derivatives contracts (and written options on such contracts) will be treated like cash-settled contracts when a Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to offset the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.
Options on Futures Contracts. Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.
Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.
If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.
When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund’s custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.
Risks Associated with Futures Transactions. There are many risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. A Fund’s successful use of futures contracts is subject to the ability of those managing the fund’s investments to predict correctly the factors affecting the market values of the Fund’s portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.
Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. A Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability effectively to hedge its portfolio.
Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Swap Agreements and Options on Swap Agreements
Funds may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency swap agreements and currency exchange rate swap agreements. Funds may also enter into options on swap agreements (“swap options”).
Funds may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; to protect against currency fluctuations; as a duration management technique; to protect against any increase in the price of securities a Fund anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.
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Interest Rate Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
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Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies.
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Index Swaps. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities).
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Total Return Swaps. A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases.
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Commodity Swap Agreements. Consistent with a Fund’s investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
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Credit Default Swap Agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

Funds may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. A Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which a Fund is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.
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Investment Pools. Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, a Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swaps may be considered illiquid.
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Contracts for Differences. “Contracts for differences” are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, a Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, a Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. Funds may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. Funds may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.
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Swaptions. A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. Funds may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Funds may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.
Obligations under Swap Agreements. The swap agreements a Fund enters into settle in cash and, therefore, provide for calculation of the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under such a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by those managing the fund’s investments in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio. In cases where a Fund is a seller of a credit default swap contract, the Fund will segregate liquid assets equal to the notional amount of the contract. Obligations under swap agreements for which a Fund segregates assets will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
Risks Associated with Swap Agreements. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of those managing the fund’s investments to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by those managing the fund’s investments. Certain restrictions imposed on each Fund by the Internal Revenue Code may limit a Fund’s ability to use swap agreements.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Liquidity of Swap Agreements. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid. The liquidity of swap agreements will be determined by those managing the fund’s investments based on various factors, including:
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the frequency of trades and quotations,
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the number of dealers and prospective purchasers in the marketplace,
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dealer undertakings to make a market,
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the nature of the security (including any demand or tender features), and
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the nature of the marketplace for trades (including the ability to assign or offset a portfolio’s rights and obligations relating to the investment).
Such determination will govern whether a swap will be deemed to be within each Fund’s restriction on investments in illiquid securities.
Valuing Swap Agreements. For purposes of applying a fund’s investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the funds at market value. In the case of a credit default swap, however, in applying certain of the funds’ investment policies and restrictions the fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the funds’ other investment policies and restrictions. For example, a fund may value credit default swaps at full exposure value for purposes of the fund’s credit quality guidelines because such value reflects the fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Permissible Uses of Futures and Options on Futures Contracts
Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund’s exposure to various currency, commodity, equity, or fixed-income markets. Each Fund may engage in futures trading in an effort to generate returns. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so. When a Fund purchases a futures contract, or writes a call option on a futures contract, it segregates liquid assets that, when added to the value of assets deposited with the futures commission merchant as margin, are equal to the market value of the contract.
Limitations on the Use of Futures, Options on Futures Contracts, and Swaps
A fund that utilizes futures contracts, options on futures contracts or swaps has claimed an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Commodity Futures Trading Commission amended rule 4.5 “Exclusion for certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that an investment company does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in rule 4.5. Each Fund intends to limit its use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If a Fund is unable to do so, it may incur expenses that are necessary to comply with the Commodity Exchange Act and rules the Commodity Futures Trading Commission has adopted under it.
Risk of Potential Government Regulation of Derivatives
It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a fund from using such instruments as a part of its investment strategy, and could ultimately prevent a fund from being able to achieve its investment objective. It is difficult to predict the effects future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a fund to use certain instruments as a part of its investment strategy. For instance, in December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments.
If adopted as proposed, these regulations could significantly limit or impact a fund’s ability to invest in derivatives and related instruments, limit a fund’s ability to employ certain strategies that use derivatives and/or adversely affect the fund’s performance, efficiency in implementing strategies, and ability to pursue their investment objectives. Limits or restrictions applicable to the counterparties with which the funds engage in derivative transactions could also prevent the funds from using certain instruments.
Fixed-Income Securities
Inflation-Indexed Bonds
Some Funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Step-Coupon Securities
Each Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.
“Stripped” Securities
Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.

Zero-Coupon Securities
Each Fund may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.
Foreign Currency Transactions
Options on Foreign Currencies
A Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. Each Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require a Fund to forgo a portion or all of the benefits of advantageous changes in those rates.
Each Fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by a Fund, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
Futures on Currency
A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward Foreign Currency Exchange Contracts
Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.
The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
Those managing the fund’s investments also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, each Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

Each Fund segregates liquid assets in an amount equal to (1) at least its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts that are cash settled and (2) the net notional value with respect to forward currency contracts that are not cash settled. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.
Foreign Securities
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.
Asia-Pacific Countries
In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision- making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
China
Investing in China involves special considerations, including: the risk of nationalization or expropriation of assets or confiscatory taxation; greater governmental involvement in and control over the economy, interest rates and currency exchange rates; controls on foreign investment and limitations on repatriation of invested capital; greater social, economic and political uncertainty; dependency on exports and the corresponding importance of international trade; and currency exchange rate fluctuations. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. These and other factors may decrease the value and liquidity of a fund’s investments.
A fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). VIEs are not formally recognized under Chinese law and are subject to risks, such as the risk that China could cease to allow VIEs, could impose new restrictions on VIEs, or could deem the contractual arrangements of VIEs unenforceable. These risks could limit or eliminate the remedies and rights available to VIEs and their investors, such as a fund. If these risks materialize, the value of a fund’s investments in VIEs could be adversely affected, and a fund could incur significant losses with no available recourse.

Investments in Stock Connect and Bond Connect
Funds may invest in China A shares, which are shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. Trading through Stock Connect is subject to numerous restrictions and risks that could impair the Fund’s ability to invest in or sell China A shares and adversely affect the Fund’s performance, such as the following:
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China A shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules, regulations, and restrictions. Such securities may lose their eligibility, in which case they presumably could be sold but could no longer be purchased through Stock Connect. Market volatility and settlement difficulties in the China A share markets may result in significant fluctuations in the prices and liquidity of the securities traded on such markets. Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Fund.
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Stock Connect is generally only available on business days when both the China and Hong Kong markets are open and when banking services are available in both markets on the corresponding settlement days. As a result, a Fund may not be able trade when it would be otherwise attractive to do so, and the Fund may not be able to dispose of its China A shares in a timely manner.
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Investing in China A shares is subject to Stock Connect’s clearance and settlement procedures, which could pose risks to the Fund. Certain requirements must be completed before the market opening, or a Fund cannot sell the shares on that trading day. Stock Connect also imposes quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. Once the daily quota is reached, orders to purchase additional China A shares through Stock Connect will be rejected. Such restrictions could limit a Fund’s ability to sell its China A shares in a timely manner, or to sell them at all.
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If a Fund holds 5% or more of a China A share issuer’s total shares through Stock Connect investments, the Fund must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. All accounts managed by the Funds’ Advisor and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund’s profits may be subject to these limitations.
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Stock Connect uses an omnibus clearing structure, and the Fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Fund’s advisor to effectively manage a Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A shares through Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker.
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China A shares purchased through Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, and not the Fund’s name as the beneficial owner. Therefore, a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A shares may be limited. While Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership through Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve.
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The Fund’s investments in China A shares through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Investments in China A shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. If the depository of the SSE and the SZSE defaulted, a Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process.
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Fees, costs and taxes imposed on foreign investors (such as the Fund) may be higher than comparable fees, costs and taxes imposed on owners of other securities that provide similar investment exposure. Trades using Stock Connect may also be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities. Uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for the Fund, and the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
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Because trades of eligible China A shares on Stock Connect must be settled in Renminbi (RMB), the Chinese currency, Funds investing through Stock Connect will be exposed to RMB currency risks. The ability to hedge RMB currency risks may be limited. The RMB is subject to exchange control restrictions, and the Fund could be adversely affected by delays in converting currencies into RMB and vice versa.
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Because Stock Connect is in its early stages, the effect on the market for trading China A shares with the introduction of numerous foreign investors is currently unknown. Stock Connect is relatively new and may be subject to further interpretation and guidance. There can be no assurance as to Stock Connect’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.
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The risks associated with investing through Stock Connect could lead to greater market execution risk, valuation risks, liquidity risks and costs for a Fund, as well as for Authorized Participants that create and redeem Creation Units. This could cause a Fund to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Because the China A share market is considered volatile and unstable (with the risk of widespread trading suspensions or government intervention), the creation and redemption of Creation Units may also be disrupted.
Funds may also invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China - Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of investors (such as the Fund) in accounts maintained with maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). Investments using Bond Connect are subject to risks similar to those described above with respect to Stock Connect.
Europe
The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. Certain funds may invest in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU, including, with respect to the latter, the United Kingdom (the “UK”), which is a significant market in the global economy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
The UK’s departure from the EU (referred to as “Brexit”) continues to cause significant uncertainty and may adversely impact the financial results and operations of various European companies and economies. The effects of Brexit will largely depend on any agreements the UK makes to retain access to EU markets. Brexit may result in legal and tax uncertainty and divergent national laws and regulations as the UK determines which EU laws to replace or replicate. The UK may be less stable than it has been in recent years and investments in the UK may be more volatile. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations. Any of these effects of Brexit, and other consequences that are difficult to predict at this time, could adversely affect the value of a fund’s investments.
Japan
Japanese investments may be significantly affected by events influencing Japan’s economy and the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Japan is heavily dependent on exports and foreign oil. Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

Latin America
Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Certain Latin American countries may also have managed currencies which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing markets. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
High Yield Securities
Each Fund may invest a portion of its assets in bonds that are rated below investment grade (sometimes called “high yield bonds” or “junk bonds”) which are rated at the time of purchase Ba1 or lower by Moody’s and BB+ or lower by S&P Global (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, those managing the fund’s investments will determine whether the bond is of a quality comparable to those rated below investment grade). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Issuers of high yield securities may be involved in restructurings or bankruptcy proceedings that may not be successful. If an issuer defaults, it may not be able to pay all or a portion of interest and principal owed to the fund, it may exchange the high yield securities owned by the fund for other securities, including equities, and/or the fund may incur additional expenses while seeking recovery of its investment. Some funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. Those managing the fund’s investments will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each fund has with regard to high yield bonds unless those managing the fund’s investments deem such securities to be the equivalent of investment grade bonds. Some of the high yield securities consist of Rule 144A securities. High yield securities may contain any type of interest rate payment or reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and those with auction rate features.
Initial Public Offerings (“IPOs”)
An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund’s assets grow, the effect of the fund’s investments in IPOs on the fund’s performance probably will decline, which could reduce the fund’s performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period. This may increase the turnover of the fund’s portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.
Inverse Floating Rate and Other Variable and Floating Rate Instruments
Each Fund may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Master Limited Partnerships (“MLPs”)
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.
An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.
The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/ or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices. The MLP industry in general could be hurt by market perception that MLP’s performance and valuation are directly tied to commodity prices.
Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
Municipal Obligations and AMT-Subject Bonds
Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.
The term “Municipal Obligations” includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities. To the extent that a fund invests a significant portion of its assets in municipal obligations issued in connection with a single project, the fund likely will be affected by the economic, business or political environment of the project.
AMT-Subject Bonds are industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal individual alternative minimum tax.
Municipal Bonds
Municipal Bonds may be either “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Funds may also invest in “moral obligation” bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.
Municipal Commercial Paper
Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Municipal Notes
Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer’s receipt of the anticipated revenues. Other notes include “Construction Loan Notes” issued to provide construction financing for specific projects, and “Bank Notes” issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes (“Project Notes”) are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.
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Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.
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Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.
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Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association (“GNMA”) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.
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Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.
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Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.
Other Municipal Obligations
Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned.
Stand-By Commitments
Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant funds’ option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a fund with respect to a particular municipal security held in the fund’s portfolio.
The amount payable to a fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.
A fund’s right to exercise a stand-by commitment would be unconditional and unqualified. Although a fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a fund’s portfolio would not exceed 0.50% of the value of a fund’s total assets calculated immediately after each stand-by commitment is acquired.
The funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that those managing the fund’s investments believe present minimum credit risks. A fund’s ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a fund will be evaluated on an ongoing basis by those managing the fund’s investments.
A fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a fund’s portfolio.
Variable and Floating Rate Obligations
Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the fund to redeem at par.
The fund’s right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. Those managing the fund’s investments monitor on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitor the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A fund has the right to demand payment on seven days’ notice, for all or any part of the fund’s participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the fund.
Risks of Municipal Obligations
The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The fund’s ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.

Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay “exempt interest” dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.
Pay-in-Kind Securities
Each Fund may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.
Portfolio Turnover (Active Trading)
Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.
It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.
Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.
Higher portfolio turnover rates generally increase transaction costs that are expenses of the Fund. Active trading may generate short-term gains (losses) for taxable shareholders.
Preferred Securities
Preferred securities can include: traditional preferred securities, hybrid-preferred securities, $25 par hybrid preferred securities, baby bonds, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.
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Traditional Preferred Securities. Traditional preferred securities may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds.
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Hybrid or Trust Preferred Securities. Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.
Preferred securities may be issued by trusts (likely one that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company) or other special purpose entities established by operating companies, and are therefore not direct obligations of operating companies. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.
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Floating rate preferred securities. Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
If a portion of a fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by a fund as derived from qualified dividend income (“QDI”) will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided certain holding period and other requirements are met by both the shareholder and the fund. Dividend income that a fund receives from REITs, if any, will generally not be treated as QDI and will not qualify for the corporate dividends-received deduction. It is unclear the extent to which distributions a fund receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. A fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.
Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs (“REIT-like”) entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make and/or invests in construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See “Foreign Securities”).
Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
Each Fund may invest in repurchase and reverse repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties those managing the fund’s investments deem creditworthy (those that are large, well-capitalized, and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the acquisition price the Funds pay to the seller of the securities.
In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund’s limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by those managing the fund’s investments.
Each Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that those managing the fund’s investments deem creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund’s intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
A Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund.
Each Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be segregated by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.
Restricted and Illiquid Securities
A Fund may experience difficulty in valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act, (7) thinly-traded securities, and (8) securities whose resale is restricted under the federal securities laws or contractual provisions (including restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers). Generally, restricted securities may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell.
Illiquid and restricted securities are priced at fair value as determined in good faith by or under the direction of the Trustees. Each Fund has adopted investment restrictions that limit its investments in illiquid securities to no more than 15% of its net assets. The Trustees have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities that may be resold under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.
Securitized Products - Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which a Fund may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.
The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.
Each Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
Short Sales
A short sale involves the sale by a fund of a security that it does not own with the expectation of covering settlement by purchasing the same security at a later date at a lower price. A fund may also enter into a short position by using a derivative instrument, such as a future, forward, or swap agreement. If the price of the security or derivative increases prior to the time the fund is required to replace the borrowed security, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the broker. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the value of the investment.
A “short sale against the box” is a technique that involves selling either a security owned by a fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, at no additional cost, for delivery at a specified date in the future. Each fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short against the box increases prior to the scheduled delivery date, a fund will lose money.

Special Purpose Acquisition Companies (“SPACs”)
Each Fund may invest in securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash, and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments. Because SPACs and similar entities are in essence blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition, which may not occur. For example, even if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction. Moreover, an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value.
SPACs are also subject to the following additional risks:
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The risk that, in the case of SPACs used as an opportunity for startups to go public without going through the traditional IPO process, such startups may become publicly traded with potentially less due diligence than what is typical in a traditional IPO through an underwriter and may not be experienced in facing the challenges, expenses and risks of being a public company, including the increased regulatory and financial scrutiny and the need to comply with applicable governance and accounting requirements.
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SPAC sponsors may have a potential conflict of interest to complete a deal that may be unfavorable for other investors in the SPAC. For example, SPAC sponsors often own warrants to acquire additional shares of the company at a fixed price, and the exercise by the SPAC sponsor of its warrants may dilute the value of the equity interests of other investors in the SPAC.
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Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.
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Only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a lower price. Investments in SPACs may include private placements, including PIPEs, and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.
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Values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Supranational Entities
Each Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.
Temporary Defensive Measures/Money Market Instruments
Each Fund may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that each Fund may purchase:
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U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.
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U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
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U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
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U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.
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Bank Obligations - Certificates of deposit, time deposits and bankers’ acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of those managing the fund’s investments, are of comparable quality. A Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by those managing the fund’s investments to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.
A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers’ acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.
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Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.
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Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity, with certain exceptions permitted by applicable regulations.
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Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.
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Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.
LEADERSHIP STRUCTURE AND BOARD
PETF's Board has overall responsibility for overseeing PETF's operations in accordance with the 1940 Act, other applicable laws, and PETF's charter. Each Board Member serves on the Boards of the following investment companies sponsored by Principal Life Insurance Company: Principal Funds, Inc. (“PFI”), Principal Variable Contracts Funds, Inc. (“PVC”), Principal Exchange-Traded Funds (“PETF”), and Principal Diversified Select Real Asset Fund (“PDSRA”), which are collectively referred to in this SAI as the “Fund Complex.” Board Members who are affiliated persons of any investment advisor, the principal distributor, or the principal underwriter of the Fund Complex are considered “interested persons” of the Fund (as defined in the 1940 Act) and are referred to in this SAI as “Interested Board Members.” Board Members who are not Interested Board Members are referred to as “Independent Board Members.”
Each Board Member generally serves until the next annual meeting of shareholders or until such Board Member’s earlier death, resignation, or removal. Independent Board Members have a 72-year age limit and, for Independent Board Members elected on or after September 14, 2021, a 72-year age limit or a 15-year term limit, whichever occurs first. The Board may waive the age or term limits in the Board’s discretion. The Board elects officers to supervise the day-to-day operations of the Fund Complex. Officers serve at the pleasure of the Board, and each officer has the same position with each investment company in the Fund Complex.
The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person, by telephone, or virtually. In addition, the Board holds special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Independent Board Members also meet annually to consider renewal of advisory contracts.
The Chairman of the Board is an interested person of the Fund Complex. The Independent Board Members have appointed a lead Independent Board Member whose role is to review and approve, with the Chairman, each Board meeting’s agenda and to facilitate communication between and among the Independent Board Members, management, and the full Board. The Board’s leadership structure is appropriate for the Fund Complex given its characteristics and circumstances, including the number of portfolios, variety of asset classes, net assets, and distribution arrangements. The appropriateness of this structure is enhanced by the establishment and allocation of responsibilities among the following Committees, which report their activities to the Board on a regular basis.
Committee and Independent Board Members	Primary Purpose and Responsibilities	Meetings Held During the Last Fiscal Year
15(c) Committee Fritz S. Hirsch, Chair Padel L. Lattimer Karrie McMillan Meg VanDeWeghe	The Committee’s primary purpose is to assist the Board in performing the annual review of the Funds’ advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee is responsible for requesting and reviewing related materials.	4
Audit Committee Victor Hymes, Chair Leroy T. Barnes, Jr. Elizabeth A. Nickels Meg VanDeWeghe
The Committee’s primary purpose is to assist the Board by serving as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants.
The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex’s financial statements; 2) the Fund Complex’s compliance with certain legal and regulatory requirements;
3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Fund Complex’s independent registered public accountants. The Audit
Committee also provides an open avenue of communication among the independent registered public accountants, PGI’s internal auditors, Fund Complex management, and the Board.
		9
Executive Committee Timothy M. Dunbar, Chair Craig Damos Patrick G. Halter
The Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the
Board in the management of the Fund Complex’s business except the power to 1) issue stock, except as permitted by law; 2) recommend to the shareholders any action that requires shareholder approval; 3) amend the bylaws; or 4) approve any merger or share exchange that does not require shareholder approval.
		None

Committee and Independent Board Members	Primary Purpose and Responsibilities	Meetings Held During the Last Fiscal Year
Nominating and Governance Committee Elizabeth A. Nickels, Chair Craig Damos Fritz S. Hirsch Victor Hymes
The Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees. The Committee is responsible for evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The Committee’s nominating functions include selecting and nominating Independent Board Member candidates for election to the Board. Generally, the Committee requests nominee suggestions from Board
Members and management. In addition, the Committee considers candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to the
Principal Funds Complex Secretary, in care of the Principal Funds Complex, 711 High Street,
Des Moines, IA 50392. Such recommendations must include all information specified in the
Committee’s charter and must conform with the procedures set forth in Appendix A thereto, which can be found at https://www.principalglobal.com/documentdownload/160950. Examples of such information include the nominee’s biographical information; relevant educational and professional background of the nominee; the number of shares of each Fund owned of record and beneficially by the nominee and by the recommending shareholder; any other information regarding the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of board members; whether the nominee is an “interested person” of the Fund as defined in the 1940 Act;
and the written consent of the nominee to be named as a nominee and serve as a board member if elected.
When evaluating a potential nominee for Independent Board Member, the Committee may consider, among other factors: educational background; relevant business and industry experience; whether the person is an “interested person” of the Fund as defined in the 1940 Act;
and whether the person is willing to serve, and willing and able to commit the time necessary to attend meetings and perform the duties of an Independent Board Member. In addition, the
Committee may consider whether a candidate’s background, experience, skills and views would complement the background, experience, skills and views of other Board Members and would contribute to the diversity of the Board. The Committee meets with nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not regularly use the services of professional search firms to identify or evaluate potential candidates or nominees.
		6
Operations Committee Karrie McMillan, Chair Craig Damos Padel L. Lattimer	The Committee’s primary purpose is to review and oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex’s shareholders, and the Fund Complex’s operations.	4
Risk oversight forms part of the Board’s general oversight of the Fund Complex. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund's compliance program and reports to the Board regarding compliance matters for the fund and principal service providers. As part of its regular risk oversight functions, the Board, directly or through a Committee, interacts with and reviews reports from, among others: Fund Complex management, sub-advisors, the Chief Compliance Officer, independent registered public accounting firm, and internal auditors for PGI or its affiliates, as appropriate. The Board, with the assistance of Fund management and PGI, reviews investment policies and risks in connection with its review of Fund Complex performance. In addition, as part of the Board’s periodic review of advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PGI valuation committee and has approved and periodically reviews valuation policies applicable to valuing Fund shares.
Each Board Member has significant prior senior management and/or board experience. Board Members are selected and retained based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board Members, a commitment to the interests of shareholders and, for each Independent Board Member, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who build upon the Board’s diversity. Below is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Board Member. As required by rules adopted under the 1940 Act, the Independent Board Members select and nominate all candidates for Independent Board Member positions.
Independent Board Members
Leroy T. Barnes, Jr. Mr. Barnes has served as an Independent Board Member of the Fund Complex since 2012. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education, employment experience, and experience as a board member, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.
Craig Damos. Mr. Damos has served as an Independent Board Member of the Fund Complex since 2008. Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010; Vertical Growth Officer of Weitz Company from 2004-2006; and Chief Financial Officer of Weitz Company from 2000-2004. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, employment experience, and experience as a board member, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.

Fritz S. Hirsch. Mr. Hirsch has served as an Independent Board Member of the Fund Complex since 2005. From 2011-2015, Mr. Hirsch served as CEO of MAM USA. He served as President and Chief Executive Officer of Sassy, Inc. from 1986-2009, and Chief Financial Officer of Sassy, Inc. from 1983-1985. Through his education, employment experience, and experience as a board member, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.
Victor Hymes. Mr. Hymes has served as an Independent Board Member of the Fund Complex since 2020. He currently serves as Founder and Managing Member of Legato Capital Management, LLC, an investment management company. Over the past thirty years, Mr. Hymes has served in the roles of CEO, CIO, portfolio manager and other senior management positions with investment management firms. At Zurich Scudder Investments, Inc., Mr. Hymes was responsible for leading the firm’s $80 billion institutional business. Prior to this, he held positions with Goldman, Sachs & Co. and Kidder, Peabody & Co. Mr. Hymes has served on numerous boards and has chaired four investment committees over the past two decades. Through his education, employment experience and experience as a board member, Mr. Hymes is experienced with financial, regulatory and investment matters.
Padelford (“Padel”) L. Lattimer. Mr. Lattimer has served as an Independent Board Member of the Fund Complex since 2020. He currently serves as Managing Partner for TBA Management Consulting LLC, a financial services-focused management consulting and staffing company. For more than twenty years, Mr. Lattimer served in various capacities at financial services companies, including as a senior managing director for TIAA Cref Asset Management (2004-2010), First Vice President at Mellon Financial Corporation (2002-2004), and in product management roles at Citibank (2000-2002). Through his education, employment experience and experience as a board member, Mr. Lattimer is experienced with financial, regulatory and investment matters.
Karen (“Karrie”) McMillan. Ms. McMillan has served as an Independent Board Member of the Fund Complex since 2014. From 2007-2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991-1999, she served in various roles as counsel at the Securities and Exchange Commission, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education, experience as an attorney, and experience as a board member, Ms. McMillan is experienced in financial, investment and regulatory matters.
Elizabeth A. Nickels. Ms. Nickels has served as an Independent Board Member of the Fund Complex since 2015. Ms. Nickels currently serves as a director of SpartanNash. From 2008 to 2017, she served as a director of the not-for-profit Spectrum Health System; from 2014 to 2016, she served as a director of Charlotte Russe; from 2014 to 2015, she served as a director of Follet Corporation; and from 2013 to 2015, she served as a director of PetSmart. Ms. Nickels was formerly employed by Herman Miller, Inc. in several capacities: from 2012 to 2014, as the Executive Director of the Herman Miller Foundation; from 2007 to 2012, as President of Herman Miller Healthcare; and from 2000 to 2007, as Chief Financial Officer. Through her education, employment experience, and experience as a board member, Ms. Nickels is experienced with financial, accounting and regulatory matters.
Mary M. (“Meg”) VanDeWeghe. Ms. VanDeWeghe has served as an Independent Board Member of the Fund Complex since 2018. She is CEO and President of Forte Consulting, Inc., a management and financial consulting firm, and was previously employed as a Finance Professor at Georgetown University from 2009-2016, Senior Vice President - Finance at Lockheed Martin Corporation from 2006-2009, a Finance Professor at the University of Maryland from 1996-2006, and in various positions at J.P. Morgan from 1983-1996. Ms. VanDeWeghe currently serves as a director of Helmerich & Payne (2019-present), and previously served as a director of Denbury Resources from 2019-2020, Brown Advisory from 2003-2018, B/E Aerospace from 2014-2017, WP Carey from 2014-2017, and Nalco (and its successor Ecolab) from 2009-2014. Through her education, employment experience, and experience as a board member, Ms. VanDeWeghe is experienced with financial, investment and regulatory matters.
Interested Board Members
Timothy M. Dunbar. Mr. Dunbar has served as Chair of the Fund Complex since 2019. From 2018 through November 2020, Mr. Dunbar served as President of Global Asset Management for Principal®, overseeing all of Principal’s asset management capabilities, including with respect to PGI, PLIC, and PFSI, among others. He also has served on numerous boards of directors of Principal® affiliates, including PGI and Post, and in various other positions since joining Principal® in 1986 through his retirement in January 2021. Through his education and employment experience, Mr. Dunbar is experienced with financial, accounting, regulatory and investment matters.
Patrick G. Halter. Mr. Halter has served as a Board Member of the Fund Complex since 2017. Mr. Halter also serves as President for Global Asset Management for Principal® and as Chief Executive Officer, President and Chair of PGI, and Chief Executive Officer, President and Chair of Principal Real Estate Investors (“Principal - REI”). He serves on numerous boards of directors of Principal® affiliates and has served in various other positions since joining Principal® in 1984. Through his education and employment experience, Mr. Halter is experienced with financial, accounting, regulatory and investment matters.

Additional Information Regarding Board Members and Officers
The following tables present additional information regarding the Board Members and Fund Complex officers, including their principal occupations, which, unless specific dates are shown, are of more than five years duration. For each Board Member, the tables also include information concerning other directorships held in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act.
INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Leroy T. Barnes, Jr. 711 High Street Des Moines, IA 50392 1951	Director, PFI and PVC (since 2012)	Retired	127	McClatchy Newspapers, Inc.; Frontier Communi- cations, Inc.; formerly, Herbalife Ltd.
	Trustee, PETF (since 2014)
	Trustee, PDSRA (since 2019)
Craig Damos 711 High Street Des Moines, IA 50392 1954	Lead Independent Board Member (since 2020)	President, C.P. Damos Consulting LLC	127	None
	Director, PFI and PVC (since 2008)
	Trustee, PETF (since 2014)
	Trustee, PDSRA (since 2019)
Fritz S. Hirsch 711 High Street Des Moines, IA 50392 1951	Director, PFI and PVC (since 2005)	February 2020 to October 2020, Interim CEO, MAM USA (manufacturer of infant and juvenile products)	127	MAM USA
	Trustee, PETF (since 2014)
	Trustee, PDSRA (since 2019)
Victor Hymes 711 High Street Des Moines, IA 50392 1957	Director, PFI and PVC (since 2020)	Founder and Managing Member of Legato Capital Management, LLC	127	Formerly Montgomery Street Income Securities Inc.
	Trustee, PETF (since 2020)
	Trustee, PDSRA (since 2020)
Padelford (“Padel”) L. Lattimer 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2020)	TBA Management Consulting LLC	127	None
	Trustee, PETF (since 2020)
	Trustee, PDSRA (since 2020)
Karen (“Karrie”) McMillan 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2014)	Founder/Owner, Tyche Consulting LLC Formerly, Managing Director, Patomak Global Partners, LLC (financial services consulting)	127	None
	Trustee, PETF (since 2014)
	Trustee, PDSRA (since 2019)
Elizabeth A. Nickels 711 High Street Des Moines, IA 50392 1962	Director, PFI and PVC (since 2015)	Retired	127	SpartanNash; Formerly: Charlotte Russe; Follet Corporation; PetSmart; Spectrum Health System
	Trustee, PETF (since 2015)
	Trustee, PDSRA (since 2019)
Mary M. (“Meg”) VanDeWeghe 711 High Street Des Moines, IA 50392 1959	Director, PFI and PVC (since 2018)	CEO and President, Forte Consulting, Inc. (financial and management consulting)	127	Helmerich & Payne; Formerly: B/E Aerospace; Brown Advisory; Denbury Resources Inc.; Nalco (and its successor Ecolab); and WP Carey
	Trustee, PETF (since 2018)
	Trustee, PDSRA (since 2019)

INTERESTED BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Positions with PGI and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Timothy M. Dunbar 711 High Street Des Moines, IA 50392 1957	Chair (since 2019)	President-PGAM, PGI (2018-2021) Director, PGI (2018-2020) Division President, PFSI and PLIC (2020-2021) Executive Vice President and Chief Investment Officer, PFSI and PLIC (2014-2018) President-PGAM, PFSI and PLIC (2018-2020) Director, Post (2018-2020) Chair and Executive Vice President, RobustWealth, Inc. (2018-2020)	127	None
	Director, PFI and PVC (since 2019)
	Trustee, PETF (since 2019)
	Trustee, PDSRA (since 2019)

INTERESTED BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Positions with PGI and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Patrick G. Halter 711 High Street Des Moines, IA 50392 1959	Director, PFI and PVC (since 2017)	Chair, PGI (since 2018) Chief Executive Officer and President, PGI and Principal-REI (since 2018) Chief Operating Officer, PGI (2017-2018) Director, PGI (2003-2018) Director, Origin (2018-2019) President–PGAM, PFSI and PLIC (since 2020) Chief Executive Officer and President, PLIC (2018-2020) Chair, Post (2017-2020) Director, Post (since 2017) Chair, Principal–REI (since 2004) Chief Executive Officer, Principal–REI (2005-2018) Chair, Spectrum (since 2017)	127	None
	Trustee, PETF (since 2017)
	Trustee, PDSRA (since 2019)

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	President and Chief Executive Officer (since 2019)
Director, PGI (since 2019)
President-Principal Funds, PGI (since 2019)
Principal Executive Officer, OPC Private Capital (2017-2019)
Senior Vice President, Oppenheimer Funds (2011-2019)
Director, PFD (since 2019)
Senior Executive Director and Chief Operating Officer,
PGI, PFSI and PLIC (since 2020)
President-Principal Funds, PFSI and PLIC (2019-2020)
Director, Post (since 2020)
Director, Principal–REI (since 2020)
Chair and Executive Vice President, PSS (since 2019)
Director, Spectrum (since 2021)

Randy D. Bolin 711 High Street Des Moines, IA 50392 1961	Assistant Tax Counsel (since 2020)	Vice President/Associate General Counsel, PGI (since 2016) Vice President/Associate General Counsel, PFSI (since 2013) Vice President/Associate General Counsel, PLIC (since 2013)
Beth Graff 711 High Street Des Moines, IA 50392 1968	Vice President and Assistant Controller (since 2021)	Director – Fund Accounting, PLIC (since 2016)
Gina L. Graham 711 High Street Des Moines, IA 50392 1965	Treasurer (since 2016)
Vice President and Treasurer, PGI (since 2016)
Vice President and Treasurer, PFD (since 2016)
Vice President and Treasurer, PFSI (since 2016)
Vice President and Treasurer, PLIC (since 2016)
Vice President and Treasurer, Principal - REI (since 2017)
Vice President and Treasurer, PSI (since 2016)
Vice President and Treasurer, PSS (since 2016)
Vice President and Treasurer, RobustWealth, Inc. (since 2018)

Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Vice President and Controller (since 2021)	Director – Accounting, PLIC (since 2020) Assistant Director – Accounting, PLIC (2017-2020)
Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Assistant Counsel and Assistant Secretary (since 2018)	Counsel, PGI (since 2018) Counsel, PLIC (since 2018)
Diane K. Nelson 711 High Street Des Moines, IA 50392 1965	AML Officer (since 2016)	Chief Compliance Officer/AML Officer, PSS (since 2015)
Tara Parks 711 High Street Des Moines, IA 50392 1983	Vice President and Assistant Controller (since 2021)	Director – Accounting, PLIC (since 2019) Tax Manager – ALPS Fund Services (2011-2019)

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Chief Operating Officer (since 2021) Vice President and Controller (2016-2021)	Managing Director – Global Fund Ops, PLIC (since 2021) Managing Director – Financial Analysis/ Planning, PLIC (2021) Director – Accounting, PLIC (2015-2021)
Teri R. Root 711 High Street Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018) Interim Chief Compliance Officer (2018) Deputy Chief Compliance Officer (2015-2018)	Chief Compliance Officer - Funds, PGI (since 2018) Deputy Chief Compliance Officer, PGI (2017-2018) Vice President, PSS (since 2015)
Michael Scholten 711 High Street Des Moines, IA 50392 1979	Chief Financial Officer (since 2021)	Chief Financial Officer, PFD (since 2016) Assistant Vice President and Actuary, PLIC (since 2021) Chief Financial Officer – Funds/Platforms, PLIC (since 2015) Chief Financial Officer, PSS (since 2015)
Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Assistant Counsel (since 2006)	Assistant General Counsel, PGI (since 2018) Counsel, PGI (2017-2018) Counsel, PLIC (since 2006)
John L. Sullivan 711 High Street Des Moines, IA 50392 1970	Assistant Counsel and Assistant Secretary (since 2019)	Counsel, PGI (since 2020) Counsel, PLIC (since 2019) Prior thereto, Attorney in Private Practice
Dan L. Westholm 711 High Street Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)
Assistant Vice President-Treasury, PGI (since 2013)
Assistant Vice President-Treasury, PFD (since 2013)
Assistant Vice President-Treasury, PLIC (since 2014)
Assistant Vice President-Treasury, PSI (since 2013)
Assistant Vice President-Treasury, PSS (since 2013)

Beth C. Wilson 711 High Street Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary-Funds, PLIC (since 2007)
Clint L. Woods 711 High Street Des Moines, IA 50392 1961	Counsel, Vice President, and Assistant Secretary (since 2018) Of Counsel (2015-2018) Vice President (2016-2017) Counsel (2015-2017)
Vice President, Associate General Counsel and
Assistant Secretary PGI (since 2021)
Vice President, Associate General Counsel and Secretary
 PGI (2020-2021)
 PSI (since 2021)
 PSS (since 2021)
Vice President, Associate General Counsel, Governance Officer and
Secretary
 Principal-REI (since 2020)
Vice President, Associate General Counsel, Governance Officer and
Assistant Corporate Secretary,
 PGI (2018-2020)
 PFSI (since 2015)
 PLIC (since 2015)
 Principal-REI (2020)
Vice President, Associate General Counsel and Assistant Corporate
Secretary,
 PFD (since 2019)
 PSI (2019-2021)
 PSS (2019-2021)
 RobustWealth, Inc. (since 2019)
Secretary,
 Post (2020-2021)
 Spectrum (2020-2021)
Assistant Secretary,
 Post (since 2021)
 Spectrum (since 2021)

Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Assistant Tax Counsel (since 2017)	Counsel, PGI (2017-2019) Counsel, PLIC (since 2015)
**Abbreviations used:
Origin Asset Management LLP (Origin)
Post Advisory Group, LLC (Post)
Principal Financial Services, Inc. (PFSI)
Principal Funds Distributor, Inc. (PFD)
Principal Global Asset Management (PGAM)
Principal Global Investors, LLC (PGI)
Principal Life Insurance Company (PLIC)
Principal Real Estate Investors, LLC (Principal - REI)
Principal Securities, Inc. (PSI)
Principal Shareholder Services, Inc. (PSS)
Spectrum Asset Management, Inc. (Spectrum)

Board Member Ownership of Securities
The following tables set forth the dollar range of the equity securities of Funds included in this SAI, and aggregate dollar range of the equity securities of the funds in the Fund Complex, that were beneficially owned by the Board Members as of December 31, 2021. As of that date, Board Members did not own shares of the Fund included in this SAI as shares of that Fund were not listed.
For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only Interested Board Members are eligible to participate in an employee benefit program which invests in the Fund Complex. Board Members who beneficially owned shares of the series of PVC did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:
A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

Independent Board Members
	Barnes	Damos	Hirsch	Hymes(1)	Lattimer(1)	McMillan	Nickels	VanDeWeghe
Fund in this SAI	A	A	A	A	A	A	A	A
Total Fund Complex	E	E	E	C	A	E	E	E

Interested Board Members
	Dunbar	Halter
Fund in this SAI	A	A
Total Fund Complex	E	E
Board Member and Officer Compensation
The Fund Complex does not pay any remuneration to its officers or to any Board Members listed above as Interested Board Members. The Board annually considers a proposal to reimburse PGI for certain expenses, including a portion of the Chief Compliance Officer’s compensation. If the proposal is adopted, these amounts are allocated across all Funds based on relative net assets of each portfolio.
Each Independent Board Member received compensation for service as a member of the Boards of all investment companies in the Fund Complex based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Board Member compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of the Fund Complex.
The following table provides information regarding the compensation received by the Independent Board Members from the Fund included in this SAI and from the Fund Complex during the fiscal year ended June 30, 2021. On that date, there were 4 investment companies in the Fund Complex. The Fund does not provide retirement benefits or pensions to any of the Board Members.
Board Member	Funds in this SAI	Fund Complex
Leroy T. Barnes, Jr.	$0	$306,750
Craig Damos	$0	$345,500
Fritz S. Hirsch	$0	$320,750
Victor Hymes(1)	$0	$218,167
Padelford (“Padel”) L. Lattimer(1)	$0	$225,000
Karen (“Karrie”) McMillan	$0	$308,900
Elizabeth A. Nickels	$0	$319,000
Mary M. (“Meg”) VanDeWeghe	$0	$302,500
(1)
Director’s appointment effective December 15, 2020.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisors
Principal Global Investors, LLC (“PGI”), an indirect subsidiary of Principal Financial Group, Inc. (“Principal®”), serves as the manager and as a discretionary advisor for each Fund.

PGI has executed an agreement with a Sub-Advisor. Under the Sub-Advisory agreement, the Sub-Advisor agrees to assume the obligations of PGI to provide investment advisory services for a specific Fund. For these services, PGI pays the Sub-Advisor a fee.
Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”) is an indirect subsidiary of Principal Financial Group, Inc.
Fund(s):	Principal Real Estate Active Opportunities ETF
Affiliated Persons of the Trust Who are Affiliated Persons of the Advisor
For information about affiliated persons of the Trust who are also affiliated persons of PGI or affiliated advisors, see the Interested Trustee and Officer tables in the “Leadership Structure and Board” section.
Codes of Ethics
The Registrant, PGI, PFD, and each of the sub-advisors have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. PGI and the sub-advisors have each also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of the fund from using that information for their personal benefit. Except in limited circumstances, the Code for PGI and the Registrant prohibits portfolio managers from personally trading securities that are held or traded in the actively managed portfolios for which they are responsible. Certain sub-advisors have adopted Codes that do not permit personnel subject to such Code to invest in securities that may be purchased or held by the Fund. However, other sub-advisors’ Codes do permit, subject to conditions, personnel subject to the Code to invest in securities that may be purchased or held by the Fund. The Registrant’s Board reviews reports at least annually regarding the operation of the Code of Ethics of the Registrant, PGI, PFD, and each sub-advisor. A copy of the Registrant’s Code will be provided upon request, which may be made by contacting the Registrant.
Management Agreement
Under the terms of the Management Agreement for the Trust, PGI, the investment advisor, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates, for providing investment advisory services and specified other services. The management fee schedule for the Fund is as follows (expressed as a percentage of average net assets):
Fund	All Assets
Principal Real Estate Active Opportunities ETF	0.65%
Fund Operating Expenses
The Management Agreement between each Fund and PGI provides that PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan, brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
Management Fees Paid
The Fund did not pay any fees for investment management services (before any waivers/reimbursements from PGI) during the fiscal years ended June 30, 2021, 2020, and 2019 because the Fund did not begin operations until 2022.
Management Fees Waived/Reimbursed
PGI did not waive/reimburse a portion of the management fee during the fiscal years ended June 30, 2021, 2020, and 2019 because the Fund did not begin operations until 2022.
Sub-Advisory Agreements
PGI (and not the Fund) pays the sub-advisor fees determined pursuant to a sub-advisory Agreement with the sub-advisor, including any sub-advisors that are at least 95% owned, directly or indirectly, by PGI or its affiliates. Fees paid to sub-advisors are individually negotiated between PGI and each sub-advisor and may vary.
Distributor
ALPS Distributors, Inc. (the “Distributor”) is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).
Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust with respect to the continuous distribution of Creation Units of the Funds. The Distributor will deliver a prospectus to APs purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. No Rule 12b-1 fees are currently paid by any of the Funds, and there are no plans to impose these fees. However, in accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to compensate the Distributor for providing certain services to the Fund, including activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. Under the plan, the Funds would have no legal obligation to pay any amount that exceeds the compensation limit. The Distributor would be entitled to retain any such fees without regard to the expenses which it incurs. In the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time, these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.
Fund Sub-Administrator, Custodian, and Transfer Agent
State Street Bank and Trust Company (the “Transfer Agent,” “Custodian,” or “State Street”) serves as the Funds’ sub-administrator, custodian and transfer agent. State Street is located at One Lincoln Street, Boston, MA 02111.
Under an Administration Agreement and an Accounting Services Agreement with PGI (on behalf of the Trust), State Street provides necessary administrative, treasury, and tax services, including financial reporting for the maintenance and operations of the Funds. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. State Street also provides fund accounting services and is responsible for maintaining the books and records and calculating the daily net asset value of the Funds. PGI is ultimately responsible for such services pursuant to a Management Agreement with the Trust.
Under the Custody Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records, and provides other services. State Street is required, upon order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. Under the Custody Agreement, State Street is also authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States.
Pursuant to a Transfer Agency Services Agreement with the Trust, State Street acts as transfer agent, dividend disbursing agent and shareholder servicing agent to the Funds.
For the fiscal year ended June 30, 2021, the Fund did not pay State Street for these services because the Fund did not begin operations until 2022.
INTERMEDIARY COMPENSATION
Shares of the Funds are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators and insurance companies.
As mentioned in the Prospectus, in the event 12b-1 fees are paid by the Funds to the Distributor in the future, the Distributor may pay some or all of those fees to intermediaries.
Additional Payments to Intermediaries
In addition, PGI and its affiliates may, out of their own resources, pay amounts to intermediaries that support the distribution or marketing of shares of the Fund or provide services to Fund shareholders. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments. These payments may be made from profits received by PGI from the management fees paid to PGI by the Fund.
Numerous factors may be considered in determining the amount of such additional payments, including, but not limited to, the intermediary’s Fund sales and assets, and the willingness and ability of the intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. Some such arrangements may include an agreed upon minimum or maximum payment.
As of June 30, 2021, PGI anticipates that the firms that will receive additional payments as described above include, but are not necessarily limited to, the following:
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Kestra Investment Services
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Morgan Stanley
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TD Ameritrade
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Wilshire Associates

The preceding list is subject to change at any time without notice. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since June 30, 2021 are not reflected.
Ask your Financial Professional or visit your intermediary’s website for more information about the amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PGI, or by the Fund’s Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for the Fund, the objective of PGI and of the Fund’s Sub-Advisor is to obtain the best overall terms. In pursuing this objective, PGI or the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that PGI or a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when PGI or the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which PGI or the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the Fund from compensating a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Therefore, PGI or a Sub-Advisor may not compensate a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. PGI or a Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.
PGI or a Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or a Sub-Advisor’s overall responsibilities to the accounts under its management. PGI or a Sub-Advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and PGI or a Sub-Advisor may use it in servicing some or all of the accounts it manages.
Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub‑Advisor, or PGI, participates. These procedures prohibit the Fund from directly or indirectly benefiting a Sub‑Advisor affiliate or PGI affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or PGI participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Trust will receive quarterly reports on these transactions.
The Board has approved procedures that permit the Fund to effect a purchase or sale transaction between the Fund and any other affiliated investment company or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; must be consistent with the investment objective, investment strategy, and risk profile of the Fund; and no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.
The Board has also approved procedures that permit the Fund’s Sub-Advisor(s) to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Fund’s procedures.
Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.
Commission rates that PGI or a Sub-Advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker’s execution.
The Fund did not pay any brokerage commissions for the fiscal years ended June 30, 2021, 2020, and 2019 because the Fund did not begin operations until 2022. As a result, the Fund could not pay brokerage commissions to brokers affiliated with PGI or the Fund’s Sub-Advisors for these fiscal years.
The Fund did not hold any securities of its regular brokers or dealers for the fiscal year ended June 30, 2021 because the Fund did not begin operations until 2022.
Conflicts of Interest and Allocation of Trades
By the Manager (“PGI”). PGI has its own trading platform and personnel that perform trade-related functions. Where applicable, PGI trades on behalf of its own clients. Such transactions are executed in accordance with PGI’s trading policies and procedures, including, but not limited to, trade allocations and order aggregation, purchase of new issues, and directed brokerage. PGI acts as discretionary investment advisor for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. PGI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.
If, in carrying out the investment objectives of its respective clients, occasions arise in which PGI deems it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.
Because of PGI’s role as investment advisor to the Fund and discretionary advisor to funds of funds and some underlying funds, conflicts may arise in connection with the services PGI provides to funds of funds with respect to asset class and target weights for each asset class and investments made in underlying funds. Conflicts may arise in connection with the services PGI provides to the funds of funds that it manages, in connection with the services PGI provides to other funds of funds, because PGI serves as the investment adviser to the underlying mutual funds in which the funds of funds invest, sometimes as the discretionary advisor, and an affiliated investment adviser may serve as sub-adviser to the mutual funds in which a fund of funds may invest. This raises a potential conflict because PGI’s or an affiliated company’s profit margin may vary depending upon the underlying fund in which the funds of funds invest.
PGI implements the following in an effort to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest:
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PGI uses a process to select investment advisors that emphasizes the selection of PGI or Principal-affiliated sub-advisors that are determined to be qualified under the Manager’s due diligence process. However, PGI will select an unaffiliated sub-advisor to manage all or a portion of the Fund’s portfolio when deemed necessary or appropriate based upon a consideration of the Fund’s objective and investment strategies and available expertise and resources within the Principal organization.
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PGI provides ongoing oversight of the Fund’s investments to monitor adherence to their investment program.

Additionally, the Fund’s portfolio managers manage a number of accounts other than the Fund’s portfolio, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. PGI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.
Investments that PGI and its portfolio managers deem appropriate for the Fund’s portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund’s portfolio and other accounts. In such circumstances, PGI may determine that orders for the purchase or sale of the same security for the Fund’s portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by PGI to be equitable and in the best interests of the Fund’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Fund.
By the Sub-Advisors. The portfolio managers of each sub-advisor manage a number of accounts other than the Fund’s portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.
Investments the sub-advisor deems appropriate for the Fund’s portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund’s portfolio and other accounts. In such circumstances, the sub-advisor may determine that orders for the purchase or sale of the same security for the Fund’s portfolio and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the sub-advisor to be equitable and in the best interests of the Fund’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.
Purchase and Redemption Of Creation Units
Book-Entry Only System
The Depository Trust Company (DTC) acts as securities depository for the shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among DTC participants in such securities through electronic book-entry changes in accounts of the DTC participants, thereby eliminating the need for physical movement of securities certificates. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly.
Beneficial ownership of shares is limited to DTC participants and persons holding interests through DTC participants. Ownership of beneficial interests in shares (owners of beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC participants) and on the records of DTC participants (with respect to indirect DTC participants and Beneficial Owners that are not DTC participants). Beneficial Owners will receive from or through a DTC participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the trust a listing of the shares of the fund held by each DTC participant. The Trust shall inquire of each such DTC participant as to the number of Beneficial Owners holding fund shares, directly or indirectly, through such DTC participant. The Trust shall provide each such DTC participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC participant may reasonably request, so that such notice, statement or communication may be transmitted by such DTC participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the fund as shown on the records of DTC or its nominee. Payments by DTC participants to indirect DTC participants and Beneficial Owners of shares held through such DTC participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC participants or the relationship between such DTC participants and the indirect DTC participants and Beneficial Owners owning through such DTC participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the trust makes other arrangements with respect thereto satisfactory to the Exchange.
Creation Units
The Funds sells, issues and redeems through the Distributor, Shares in Creation Units on a continuous basis, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds will not issue fractional Creation Units. Shares of the Fund will only be issued against full payment, as further described in the prospectus and this SAI. Notwithstanding the foregoing, the Trust may, but is not required to, permit an order consisting of a Custom Basket (“Custom Order”) until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early).
A Creation Unit is an aggregation of Shares in the amount described in the prospectus. The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust, and make a corresponding change in the number of Shares in a Creation Unit.
To purchase or redeem any Creation Units from the Fund, you must be, or transact through, an authorized participant (“AP”). To be an AP, you must be a member or participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor, which must be accepted by the Transfer Agent, that governs transactions in the Fund’s Creation Units.
Transactions by an AP that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an AP that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”
Investors who are not APs but want to transact in Creation Units may contact the Distributor for the names of APs. An AP may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors should be aware that their broker may not be an AP and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an AP, which may result in additional charges. There are expected to be a limited number of APs at any one time.
Orders must be transmitted by an AP by electronic order entry system, telephone, electronic mail, or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Purchasing Creation Units
Fund Deposit
The consideration for a Creation Unit of a Fund is the Fund Deposit. The Fund Deposit will consist of the In-Kind Creation Basket and Cash Component, or an all cash payment (“Cash Value”), as determined by PGI to be permitted or required by a Fund.
The Cash Component will typically include a “Balancing Amount” reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to the Fund. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, the Fund pays the Balancing Amount to the purchaser. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.
PGI, in a portfolio composition file sent via the NSCC, generally makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), a list of the names and the required number of shares of each security in the In-Kind Creation Basket to be included in the current Fund Deposit for the Fund (based on information at the end of the previous Business Day subject to correction). If applicable, PGI, through the NSCC, also makes available on each Business Day, the estimated Cash Component or Cash Value, effective through and including the previous Business Day, per Creation Unit.
The announced Fund Deposit is applicable, subject to any adjustments as described below, for purchases of Creation Units of the Fund until the next-announced Fund Deposit is made available. From day to day, the composition of the In-Kind Creation Basket may change as, among other things, corporate actions and investment decisions by the Advisor are implemented with a view to the investment objective to the Fund. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the Fund, and the Fund’s determination shall be final and binding. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit. Payment of any stamp duty or the like shall be the sole responsibility of the AP purchasing a Creation Unit. The AP must ensure that all Deposit Securities properly denote change in beneficial ownership.
Cash in lieu
The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Component to replace any security in the In-Kind Creation Basket. Circumstances in which the Funds may permit or require cash in lieu include, without limitation:
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when the Fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash;
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when the securities in the In-Kind Creation Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process; and
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when the AP or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more securities in the In-Kind Creation Basket.
The Fund will comply with the federal securities laws in accepting securities in the In-Kind Creation Basket, including the securities in the In-Kind Creation Basket that are sold in transactions that would be exempt from registration under the 1933 Act.
The Fund expects to purchase the securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). PGI may charge a higher transaction fee on the cash amount contributed in lieu of securities, which is intended in part to cover all or a portion of any difference between the market value at which the securities were purchased by the Fund and the cash in lieu amount.
Order Cut-Off Time
For an order involving a Creation Unit to be effectuated at a Fund’s NAV on a particular day, it must be received by the Distributor by or before the deadline for such order (“Order Cut-Off Time”) in accordance with the procedures set forth in the Participant Agreement. The Order Cut-Off Time for creation and redemption orders for a Fund is generally expected to be 4:00 p.m. Eastern Time for In-Kind Creation and Redemption Baskets, and 2:00 p.m. Eastern Time for Custom Baskets (which includes cash value) transactions. Accordingly, In-Kind Creation and Redemption Baskets are expected to be accepted until the close of regular trading on the Exchange on each Business Day, which is usually 4:00 p.m. Eastern Time. On days when the Exchange or bond markets close earlier than normal (such as the day before a holiday), the Order Cut-Off Time is expected to track the Exchange or bond markets closing and be similarly earlier than normal.

For select International Funds, next day (also known as T-1 or T minus one) international market orders are to be placed after the listing exchange closing time and before the Fund’s established T-1 order window cut-off time, the latest being 5:30 PM Eastern Standard Time on any Business Day. Such orders, if accepted, will receive the next Business Day’s NAV per Creation Unit.
Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV. A custom order may be placed when, for example, an AP cannot transact in a security in the In-Kind Creation or Redemption Basket and additional cash is included in the Fund Deposit or Fund Redemption in lieu of such security. Custom orders may be required to be received by the Distributor by 3:00 p.m. Eastern Time to be effectuated based on the Fund’s NAV on that Business Day.
In all cases, cash and securities should be transferred to the Fund by the “Settlement Date,” which is generally the Business Day immediately following the Business Day the order is placed (“Transmittal Date”) for cash and the second Business Day following the Transmittal Date for securities. Persons placing custom orders or orders involving Cash Value should be aware of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may delay the delivery of cash and securities by the Settlement Date.
Placement of Creation Orders
All purchase orders must be placed by or through an AP. To order a Creation Unit, an AP must submit an irrevocable purchase order to the Distributor in accordance with the procedures set forth in the Participant Agreement. In-kind (portions of) purchase orders will be processed through the Clearing Process when it is available. The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC Participants that are also participants in the Clearing Process of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Fund Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. Certain orders for a Fund may be made outside the Clearing Process. In-kind deposits of securities for such orders must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).
Orders Using Clearing Process
In connection with creation orders made through the Clearing Process, the Distributor transmits, on behalf of the AP, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the AP agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor and the Transfer Agent. An order to create Creation Units through the Clearing Process is deemed received by the Distributor and the Transfer Agent on the Transmittal Date if (i) such order is received by the Distributor by the order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described below.
Orders Outside Clearing Process
Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In- Kind Creation Basket (whether standard or custom) through DTC to the relevant Trust account by 11:00 a.m., Eastern Time, (the “DTC Cut-Off Time”) on the Business Day immediately following the Transmittal Date. The amount of cash equal to the Cash Component, along with any cash in lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on the Business Day immediately following the Transmittal Date. The delivery of corporate securities through DTC must occur by 3:00 p.m., Eastern Time, on the Business Day immediately following the Transmittal Date. The delivery of government securities through the Federal Reserve System must occur by 3:00 p.m., Eastern Time, on the Business Day immediately following the Transmittal Date.
An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. If the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by the appointed time, such order may be canceled. Upon written notice to the Distributor and the Transfer Agent, a canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. Except as provided in the Participant Agreement and subject to Foreign Market Holidays, the delivery of Creation Units so created will occur no later than the second Business Day following the day on which the order is deemed received by the Distributor. APs that submit a canceled order will be liable to the Funds for any losses resulting therefrom.

Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify PGI and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an AP may deliver the Fund Deposit (or cash in lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The AP must also make available on or before the Settlement, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee.
While, as stated above, Creation Units are generally delivered no later than the second Business Day following the day on which the order is deemed received by the Distributor, each Fund may settle Creation Unit transactions on a basis other than the one described above to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. Such settlement may take longer than two Business Days. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.
Acceptance of Orders for Creation Units
The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of the Fund Deposit would have adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust, the Fund, or PGI, will have an adverse effect on the Trust, the Fund or the rights of beneficial owners; or (vii) in the event that circumstances that are outside the control of the Trust make it practically impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, PGI, a Sub-Advisor, the Transfer Agent, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an AP of its rejection of the order. The Funds, the Custodian, any sub-custodian, the Transfer Agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, and they shall not incur any liability for the failure to give any such notification.
Issuance of a Creation Unit
Once a Fund has accepted a creation order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the AP that placed the order.
Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the In-Kind Creation Basket securities and the Cash Component, along with any cash in lieu and Transaction Fee. Except as described above with respect to foreign markets, the delivery of Creation Units will generally occur no later than the second Business Day following the Transmittal Date for securities.
In certain cases, APs will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
With respect to orders involving foreign securities, when the applicable local sub-custodian(s) has confirmed to the Custodian that the In-Kind Creation Basket (or cash in lieu) has been delivered to the Fund’s account at the applicable sub-custodian(s), the Distributor and PGI shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit.
Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 115% of the market value, as adjusted from time to time, of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern Time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern Time, or federal funds in the appropriate amount are not received by the DTC Cut-Off Time the next Business Day, then the order will be canceled or deemed unreceived and the AP effectuating such transaction will be liable to the Fund for any losses resulting therefrom.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 115% (as adjusted by PGI) of the daily marked-to-market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern Time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to- market payment is not made within one Business Day following notification to the purchaser and/or AP that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the AP effectuating such transaction will be liable to the Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, and any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.
Transaction Fees
To compensate for costs incurred in connection with creation and redemption transactions, investors will be required to pay a Transaction Fee as follows:
ETF	Standard Creation Transaction Fee*	Maximum Variable Charge for Cash Portion of Creation**	Standard Redemption Transaction Fee*	Maximum Variable Charge for Cash Portion of Redemptions**
Principal Real Estate Active Opportunities	$125	3.00%	$125	2.00%
*
Applicable to in-kind purchases only.
**
As a percentage of the cash amount invested.
The Standard Transaction Fee applies to in-kind purchases of the Funds effected through the Clearing Process on any Business Day, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time). As shown in the table above, certain Fund Deposits consisting of a Cash Value will be subject to a variable charge of up to 3% in addition to the standard Transaction Fee. With cash received from the variable charge, PGI will purchase the necessary securities for a Fund’s portfolio.
PGI may adjust the Transaction Fee from time to time. The Standard Creation/Redemption Transaction Fee is based, in part, on the number of holdings in a Fund’s portfolio and may be adjusted on a quarterly basis if the number of holdings increases. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation (and Redemption) Baskets to (and from) the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an AP to effect a transaction in Creation Units may be charged an additional fee for such services.
Cash Purchase Method
When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Fund Deposit. In addition, cash purchases may be subject to Transaction Fees.
Redeeming Creation Units
Fund Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and only on a Business Day. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or an all cash payment (“Cash Value”), in all instances equal to the value of a Creation Unit.
The Cash Redemption Amount will typically include a Balancing Amount, reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, the Fund pays the Balancing Amount to the redeeming investor. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to the Fund.
PGI, in a portfolio composition file sent via the NSCC, generally makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), a list of the names and the required number of shares of each security in the In-Kind Redemption Basket to be included in the current redemption proceeds for the Fund (based on information at the end of the previous Business Day) (subject to correction). If applicable, PGI, through the NSCC, also makes available on each Business Day, the estimated Cash Component or Cash Value, effective through and including the previous Business Day, per Creation Unit. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Redemption.
In lieu of an In-Kind Redemption Basket and Cash Redemption Amount, Creation Units may be redeemed consisting solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value. Such redemptions for a Fund may be subject to a variable charge, as explained above. If applicable, information about the Cash Value will be made available by PGI.
From day to day, the composition of the In-Kind Redemption Basket may change as, among other things, corporate actions and investment decisions by the Advisor are implemented with a view to the investment objective to the Fund. All questions as to the composition of the In-Kind Redemption Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the Fund, and the Fund’s determination shall be final and binding.
The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.
Cash in lieu
The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Redemption Amount to replace any security in the In-Kind Redemption Basket. A Fund may permit or require cash in lieu when, for example, the securities in the In-Kind Redemption Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may permit or require cash in lieu when, for example, the AP or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Redemption Basket or an underlying investor would be subject to unfavorable tax treatment if the investor received redemption proceeds consisting of certain non-U.S. securities. The Fund will comply with the federal securities laws in satisfying redemptions with the applicable In-Kind Redemption Basket, including the securities in the In-Kind Redemption Basket that are sold in transactions that would be exempt from registration under the 1933 Act. All redemption orders involving cash in lieu are considered to be “custom redemptions.” PGI may charge a higher transaction fee on the cash amount contributed in lieu of securities, which is intended in part to cover all or a portion of any difference between the market value of the securities and the cash in lieu amount.
Placement of Redemption Orders
Redemptions must be placed to the Distributor. In addition, redemption orders must be processed either through the DTC process or the Clearing Process. To redeem a Creation Unit, an AP must submit an irrevocable redemption order to the Distributor in accordance with the procedures set forth in the Participant Agreement.
An AP submitting a redemption order is deemed to represent to the Fund that it is in compliance with all applicable representations set forth in the Participant Agreement. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the AP, upon receipt of a verification report, does not provide sufficient verification of the requested representations, the redemption order will not be considered to be in proper form and may be rejected by the Fund.
In certain cases, APs will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
For select International Funds, next day (also known as T-1 or T minus one) international market orders are to be placed after the listing exchange closing time and before the Fund’s established T-1 order window cut-off time, the latest being 5:30 PM Eastern Standard Time on any Business Day. Such orders, if accepted, will receive the next Business Day’s NAV per Creation Unit.
Placement of Redemption Orders Using Clearing Process
Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received will be effectuated based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Order Cut-Off Time will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day. In connection with such orders, the Transfer Agent transmits on behalf of the AP such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the AP agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Transfer Agent. Cash Redemption Amounts will be delivered using either the Clearing Process or the Federal Reserve System. The applicable In-Kind Redemption Basket and the Cash Redemption Amount will be transferred to the investor by the second NSCC business day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside Clearing Process
Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date and (b) the Cash Redemption Amount by 12:00 p.m., Eastern Time, on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and/or any Cash Redemption Amount owed to the redeeming party by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.
Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption order, the Transfer Agent will notify PGI and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming AP, or the investor on whose behalf it is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the securities are customarily traded and to which such securities (and any cash in lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).
The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by an AP with the ability to transact through the Federal Reserve System, as applicable, not later than Order Cut-Off Time on the Transmittal Date, and the requisite number of Shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either: (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut- Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern Time, the following Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the securities in the In-Kind Redemption Basket, the Trust may in its discretion exercise its option to redeem Shares in cash, and the redeeming beneficial owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that each Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a Transaction Fee, including a variable charge, if applicable, as described above).
Redemptions of Fund Shares for the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific securities in the In-Kind Redemption Basket upon redemptions or could not do so without first registering the securities in the In-Kind Redemption Basket under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Delivery of Redemption Basket
Once the Fund has accepted a redemption order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of an In-Kind Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash in lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Redemption Amount, any cash in lieu and Transaction Fee will be effected through DTC. The AP, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

In certain cases, APs will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
Cash Redemption Method
When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the In-Kind Redemption Basket minus any Transaction Fees.
Settlement of Foreign Securities and Regular Foreign Holidays
The Fund generally intends to effect deliveries of Creation Units on a basis of the Transmittal Date (“T”) plus two Business Days (i.e., days on which the national securities exchange is open) (“T+2”). The Fund may effect deliveries of Creation Units on a basis other than T+2 to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex- dividend dates or under certain other circumstances. Given that foreign securities settle in accordance with the normal rules of settlement of such securities in the applicable foreign market, coupled with foreign market holiday schedules, the Settlement Date may be up to 15 calendar days after the Transmittal Date in certain circumstances.
The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.
Because a Fund’s portfolio securities may trade on days that the Fund’s Exchange is closed or on days that are not Business Days for the Fund, APs may not be able to redeem their Shares, or to purchase and sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
The Trust offers, issues and sells Shares of the Funds to investors only in Creation Units through the Distributor on a continuous basis at the NAV next determined after an order in proper form is received. The NAV of each Fund is expected to be determined as of 4:00 p.m. ET on each “Business Day,” which is defined to include any day that the Trust is open for business as required by Section 22(e) of the 1940 Act. The Trust will sell and redeem Creation Units of the Funds only on a Business Day.
The price of Shares trading on the Exchange will be based on a current bid-offer market. No secondary sales will be made to Brokers at a concession by the Distributor or by the Funds. Purchases and sales of Shares on the Exchange, which will not involve the Funds, will be subject to customary brokerage commissions and charges.
Calculation of NAV
The Fund’s NAV is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the Exchange (normally 4:00 p.m. Eastern Time). The NAV of Fund shares is not determined in days the NYSE is closed (generally, New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday/Presidents’ Day; Good Friday; Memorial Day; Juneteenth, Independence Day’ Labor Day; Thanksgiving Day; and Christmas). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. Eastern Time, if the particular disruption directly affects only the NYSE. When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
The Fund’s NAV will be the value of a single Share. The NAV of Shares of the Fund will be computed by adding the value of the Fund’s investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of Shares outstanding.
The Board has delegated day-to-day valuation oversight responsibilities to PGI. PGI has established a Valuation Committee (“Valuation Committee”) to fulfill these oversight responsibilities.

Generally, the Fund will value its portfolio securities and assets as follows:
In computing the Fund’s NAV, the Fund’s fixed income securities (including defaulted debt and restricted securities (collectively, “OTC-Traded Securities”) will be valued based on price quotations obtained from a third-party pricing service or from a broker-dealer who makes markets in such securities. Any such third-party pricing service may use a variety of methodologies to value some or all such securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. The Fund’s OTC-Traded Securities will generally be valued at bid prices.
Debt securities with remaining maturities of sixty days or less for which market quotations and information furnished by a third-party pricing service are not readily available will be valued at amortized cost, which approximates current value.
Exchange traded equity securities, including ETFs, Depositary Receipts (including unsponsored ADRs), exchange-traded REITs, exchange-traded preferred stock, exchange-traded convertible bonds, and cleared swaps will be valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Investment company securities (other than ETFs), including money market funds, closed end investment companies, unit investment trusts and open-end investment companies will be valued at NAV.
Exchange-traded futures contracts will be valued at the settlement or closing price determined by the applicable exchange.
Exchange-traded option contracts, including options on futures and swaps, will be valued at their most recent sale price. If no such sales are reported, these contracts will be valued at their most recent bid price.
OTC-traded derivative instruments, including options, swaps, will normally be valued on the basis of quotes obtained from a third party broker-dealer who makes markets in such securities or on the basis of quotes obtained from an independent third-party pricing service. The Fund’s OTC-traded derivative instruments will generally be valued at bid prices. Certain OTC-traded derivative instruments, such as interest rate swaps and credit default swaps, will be valued at the mean price.
Prices described above will be obtained from pricing services that have been approved by the Board. A number of independent third party pricing services are available and the Fund may use more than one of these services. The Fund may also discontinue the use of any pricing service at any time. PGI will engage in oversight activities with respect to each Fund’s pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of the Fund’s NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments will be valued in their local currency following the methodologies described above. Typically, foreign securities, instruments and currencies will be translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (“NYSE”), which will use a proprietary model to determine the exchange rate.
Forward foreign currency exchange contracts will be valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period. Such interpolated rates are derived from foreign currency exchange rate quotations reported by an independent third-party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Valuation Committee, are deemed unreliable will be fair valued in good faith by the Valuation Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Valuation Committee, a security’s value has been materially affected by events occurring before the Fund’s pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Valuation Committee in accordance with applicable fair value pricing policies.
In fair valuing a security, the Valuation Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.
Tax Considerations
Taxation of the Fund
It is a policy of the Fund to make distributions of substantially all of its respective investment income and any net realized capital gains. The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders’ ability to treat distributions (as long or short-term capital gains or qualifying dividends) of the Fund in the manner they were received by the Fund.

The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Service. To avoid taxes and interest that must be paid by the Fund if these instruments appreciate in value, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognizes additional taxable income, which in turn must be distributed.
The Fund is required in certain cases to withhold and remit to the U.S. Treasury 24% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder 1) who has provided either an incorrect tax identification number or no number at all, 2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or 3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”
Taxation of Shareholders
A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income under current rules.
If a shareholder a) incurs a sales charge in acquiring shares of the Fund, b) disposes of such shares less than 91 days after they are acquired, and c) subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.
Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Fund in its particular circumstances.
Qualification as a Regulated Investment Company
The Fund intends to qualify annually to be treated as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended, (the IRC). To qualify as a RIC, the Fund must invest in assets which produce types of income specified in the IRC (Qualifying Income). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC.
International Funds
Some foreign securities purchased by the Fund may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Fund may from year to year make an election to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Fund that will reduce its investment company taxable income.
Under the Foreign Account Tax Compliance Act (FATCA), the Fund may be required to withhold a 30% tax on (a) dividends paid by the Fund and (b) certain capital gain distributions and/or the proceeds arising from the sale of the Fund shares paid by the Fund after December 31, 2018, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The IRS recently issued proposed regulations indicating its intent to eliminate the 30% withholding tax on gross proceeds. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Futures Contracts and Options
As previously discussed, the Fund may invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Fund must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. The Fund may elect out of such tax treatment, however, for a futures or options position that is part of an “identified mixed straddle” such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.
Portfolio Holdings Disclosure
On each Business Day, before commencement of trading in Shares on the Exchange, the Fund will disclose on its website the Fund’s Tracking Basket and Tracking Basket Weight Overlap. If applicable, the Fund will also disclose the composition of any portfolio of securities exchanged with an Authorized Participant on the previous Business Day that differed from such Business Day’s Tracking Basket other than with respect to cash. The Tracking Basket published on the Fund’s website each Business Day will include the following information for each portfolio holding in the Tracking Basket: (i) ticker symbol; (ii) CUSIP or other identifier; (iii) description of holding; (iv) quantity of each security or other asset held; and (v) percentage weight of the holding in the Tracking Basket. The Fund will also disclose its complete portfolio holdings, including the name, identifier, market value and weight of each security and instrument in the portfolio, on principaletfs.com on the thirteenth business day of the following month.
In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, will be publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund.
Certain Entities may receive information regarding the creation unit portfolio not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units. For this purpose, “Entities” are generally limited to NSCC members, subscribers to various fee-based subscription services, large institutional investors (i.e., APs) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, market makers, and other institutional market participants and entities that provide information or transactional services.
Access to information concerning the Fund’s portfolio holdings may be permitted at other times to personnel of third party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund.
In addition to the permitted disclosures described above, the Fund is required to file its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-PORT (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain the Fund’s Forms N-CSR and N-PORT filings on the SEC’s website at sec.gov. The Fund will also provide such documents without charge upon request.
Further, the Fund and persons acting on behalf of the Fund will comply with Regulation Fair Disclosure as if it applied to them.
Proxy Voting Policies and Procedures
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to PGI or to the Fund’s sub-advisor, if applicable. PGI and the sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.
For a Fund that participates in a securities lending program, the voting rights for securities that are loaned are transferred to the borrower. Therefore, the lender (i.e., the Fund) is not entitled to vote the loaned securities, unless it recalls those securities. Those managing the Fund’s investments may recall securities for voting purposes when they reasonably believe the ability to vote such securities outweighs the additional revenue received if such securities were not recalled.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2021, is available, without charge, upon request, by calling 1-800-222-5852 or by accessing the Fund’s most recently filed Form N-PX on the SEC website at www.sec.gov.

Financial Statements
The Fund is newly formed and does not have any operating history. The Fund’s financial statements for its initial semiannual and annual periods, as they become available, will contain important information about the Fund. The financial statements for the Fund’s annual periods will be audited.
Independent Registered Public Accounting Firm
Ernst & Young LLP (700 Nicollet Mall, Suite 500, Minneapolis, MN 55402) is the independent registered public accounting firm for the Fund Complex.
Control Persons and Principal Holders Of Securities
Control Persons
This is a new fund and therefore does not have control persons information to disclose.
The By-laws of the Trust sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Trust state that a quorum is the presence in person or by proxy of the holders of one-third of the shares of the capital stock of the Trust, or when the meeting relates to a certain series of the Trust, that series, issued and outstanding and entitled to vote on the record date.
Certain proposals presented to shareholders for approval require the vote of a “majority of the outstanding voting securities,” which is a term defined in the 1940 Act to mean, with respect to the Fund, the affirmative vote of the lesser of 1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund (a “Majority of the Outstanding Voting Securities”).
Management Ownership
As of May 1, 2022, the Board Members and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any of the Funds.

Portfolio Manager Disclosure
(as provided by the Investment Advisors)
This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The “Ownership of Securities” tables reflect the portfolio managers’ beneficial ownership, which means a direct or indirect pecuniary interest. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Conflicts of Interest and Allocation of Trades.
This section lists information about the sub-advisor’s portfolio managers, which is provided by the sub-advisor.
Information in this section is as of April 30, 2022, unless otherwise noted.
Sub-Advisor: Principal Real Estate Investors, LLC
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Keith Bokota: Principal Real Estate Active Opportunities ETF
Registered investment companies	4	$7.8 billion	0	$0
Other pooled investment vehicles	2	$1.2 billion	0	$0
Other accounts	39	$3.8 billion	1	$118.7 million
Anthony Kenkel: Principal Real Estate Active Opportunities ETF
Registered investment companies	11	$12.0 billion	0	$0
Other pooled investment vehicles	5	$2.9 billion	0	$0
Other accounts	75	$11.2 billion	6	$809.1 million
Kelly D. Rush: Principal Real Estate Active Opportunities ETF
Registered investment companies	11	$12.0 billion	0	$0
Other pooled investment vehicles	5	$2.9 billion	0	$0
Other accounts	76	$11.2 billion	6	$809.1 million
Compensation
Principal Real Estate Investors, LLC offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of the boutique (e.g. REIT, CMBS). The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year and three-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Real Estate group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested in Principal Financial Group (“PFG”) restricted stock units and funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
In addition to deferred compensation obtained through their compensation programming, all senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities
Portfolio Manager	Trust Funds Managed by Portfolio Manager (list each fund on it’s own line)	Dollar Range of Securities Owned by the Portfolio Manager
Keith Bokota	Principal Real Estate Active Opportunities ETF	None
Anthony Kenkel	Principal Real Estate Active Opportunities ETF	None
Kelly D. Rush	Principal Real Estate Active Opportunities ETF	None

APPENDIX A—DESCRIPTION OF BOND RATINGS
Moody’s Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody’s global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.1
1
For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.
Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE:
Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa.
The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*

*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to five years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designated SG.
MIG 1 denotes superior credit quality, afforded excellent protection from highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG denotes speculative-grade credit quality and may lack sufficient margins of protection.
Description of S&P Global Ratings’ Credit Rating Definitions:
S&P Global’s credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by S&P Global Ratings from other sources S&P Global Ratings considers reliable. S&P Global Ratings does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
•
Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•
Nature of and provisions of the financial obligation;
•
Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.
LONG-TERM CREDIT RATINGS:
AAA:	Obligations rated ‘AAA’ have the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC, CC and C:
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation.
While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.

D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P
Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR:
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P Global Ratings does not rate a particular type of obligation as a matter of policy.

SHORT-TERM CREDIT RATINGS: Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest.
A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong.
Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate capacity to meet their financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty.
If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: S&P Global Ratings rates U.S. municipal notes with a maturity of less than three years as follows:
SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.
SP-3:	A speculative capacity to pay principal and interest.

Appendix B—Proxy Voting Policies
The proxy voting policies applicable to the Fund appear in the following order:
The Fund’s proxy voting policy is first, followed by PGI’s proxy voting policy, and followed by the Sub-Advisor’s.

Proxy Voting Policies and Procedures for Principal Funds, Inc.
Principal Variable Contracts Funds, Inc.
Principal Exchange-Traded Funds
Principal Diversified Select Real Asset Fund (and other Principal interval funds)
(each a “Fund” and together “the Funds”)
(March 9, 2015)
Revised June 11, 2019
It is each Fund’s policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the Fund’s portfolio securities in accordance with the adviser’s or sub-adviser’s voting policies and procedures.
The adviser or sub-adviser must provide, on a quarterly basis:
1.
Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the adviser or sub-adviser, were voted in a manner consistent with the adviser’s or sub-adviser’s voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an adviser or sub-adviser, the adviser or sub-adviser will identify any proxies the adviser or sub-adviser voted in a manner inconsistent with its policies and procedures. The adviser or sub-adviser shall list each vote, explain why the adviser or sub-adviser voted in a manner contrary to its policies and procedures, state whether the adviser or sub-adviser’s vote was consistent with the recommendation to the adviser or sub-adviser of a third-party and, if so, identify the third-party; and
2.
Written notification of any material changes to the adviser’s or sub-adviser’s proxy voting policies and procedures made during the preceding calendar quarter.
The adviser or sub-adviser must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each Fund portfolio or portion of Fund portfolio for which it serves as investment adviser, in a format acceptable to Fund management:
•
Identification of the issuer of the security;
•
Exchange ticker symbol of the security;
•
CUSIP number of the security;
•
The date of the shareholder meeting;
•
A brief description of the subject of the vote;
•
Whether the proposal was put forward by the issuer or a shareholder;
•
Whether and how the vote was cast; and
•
Whether the vote was cast for or against management of the issuer.

Principal Global Investors, LLC
Principal Real Estate Investors, LLC
Proxy Voting and Class Action Monitoring
Effective July 1, 2021
Introduction
Principal Global Investors1 (“PGI”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As a registered investment adviser, PGI has a fiduciary duty to act in the best interests of its clients. PGI recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, Principal Global Investors’ Proxy Voting Policies and Procedures (the “Policy”) is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non-US issuers on behalf of PGI’s clients who have delegated such authority and discretion.
Effective January 1, 2021 Finisterre investment teams adopted the policies and procedures in the Adviser’s compliance manual except for the following proxy policies and procedures. Finisterre investment teams will continue to follow previously adopted proxy policies and procedures until amended. Please see attached Appendix to this manual for Finisterre specific proxy policies and procedures.
Relationship between Investment Strategy, ESG and Proxy Voting
PGI has a fiduciary duty to make investment decisions that are in its clients’ best interests by maximizing the value of their shares. Proxy voting is an important part of this process through which PGI can support strong corporate governance structures, shareholder rights and transparency. PGI also believes a company’s positive environmental, social and governance (“ESG”) practices may influence the value of the company, leading to long-term shareholder value. PGI may take these factors into considerations when voting proxies in its effort to seek the best outcome for its clients. PGI believes that the integration of consideration of ESG practices in PGI’s investment process helps identify sources of risk that could erode the long-term investment results it seeks on behalf of its clients. From time to time, PGI may work with various ESG-related organizations to engage issuers or advocate for greater levels of disclosure.
Roles and Responsibilities
Role of the Proxy Voting Committee
PGI’s Proxy Voting Committee (the “Proxy Voting Committee”) shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team and a representative from PGI Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee but are non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the PGI’s clients (collectively, “Authorized Persons”).
The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.
Role of Portfolio Management
While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, PGI may vote differently on the same matter for different accounts as determined by each investment team.
Proxy Voting Guidelines
The Proxy Voting Committee, on an annual basis, or more frequently as needed, will direct each investment team to review draft proxy voting guidelines recommended by the Proxy Advisory Firm (“Draft Guidelines”). The Proxy Voting Committee will collect the reviews of the Draft Guidelines to determine whether any investment teams have positions on issues that deviate from the Draft Guidelines. Based on this review, PGI will adopt proxy voting guidelines. Where an investment team has a position which deviates from the Draft Guidelines, an alternative set of guidelines for that investment team may be created. Collectively, these guidelines will constitute PGI’s current Proxy Voting Guidelines and may change from time to time (the “Guidelines”). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A to the Policy sets forth the current Guidelines.
There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct PGI to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, PGI may deviate from the Guidelines on an exception basis if the investment team or PGI has determined that it is the best interest of clients in a particular strategy to do so, or where the Guidelines do not direct a particular response and instead list relevant factors. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.
The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, PGI will consider the relevant facts and circumstances of a particular vote and then vote in a manner PGI believes to be in the clients’ bests interests. In such circumstance, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, PGI may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that PGI believes would be in the best interests of the client.
Use of Proxy Advisory Firms
PGI has retained one or more third-party proxy service provider(s) (the “Proxy Advisory Firm”) to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom PGI has proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although PGI has retained the Proxy Advisory Firm for Proxy Voting Services, PGI remains responsible for proxy voting decisions. PGI has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support the PGI’s voting in accordance with this Policy.
Oversight of Proxy Advisory Firms
Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by PGI, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of PGI’s clients, and consistent with the PGI’s voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by PGI are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to PGI; (iii) a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that PGI consider material to Proxy Voting Services provided to PGI, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify PGI if there is a substantive change in the Proxy Advisory Firm’s policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm’s clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, PGI may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.
Procedures for Voting Proxies
To increase the efficiency of the voting process, PGI utilizes the Proxy Advisory Firm to act as its voting agent for its clients’ holdings. Issuers initially send proxy information to the clients’ custodians. PGI instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides PGI with research related to each resolution.

PGI analyzes relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with the Guidelines. A client may direct PGI to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. PGI may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.
PGI seeks to vote (or refrain from voting) proxies for its clients in a manner that PGI determines is in the best interests of its clients, which may include both considering both the effect on the value of the client’s investments and ESG factors. In some cases, PGI may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. PGI may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of PGI, exceed the expected benefits of voting to the client.
Procedures for Proxy Issues within the Guidelines
Where the Guidelines address the proxy matter being voted on, the Proxy Advisor Firm will generally process all proxy votes in accordance with the Guidelines. The applicable investment team may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing to seek to maximize the value of the client’s investments or is otherwise in the client’s best interest. This rationale will be submitted to PGI Compliance to approve and once approved administered by PGI Operations. This process will follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which PGI exercises voting authority. In certain cases, a client may have elected to have PGI administer a custom policy which is unique to the Client. If PGI is also responsible for the administration of such a policy, in general, except for the specific policy differences, the procedures documented here will also be applicable, excluding reporting and disclosure procedures.
Procedures for Proxy Issues Outside the Guidelines
To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from PGI. PGI may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that PGI believes would be in the best interests of the client. Although this not an exception to the Guidelines, this process will also follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which PGI exercises voting discretion, which shall include instances where issues fall outside the Guidelines.
Securities Lending
Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform PGI as part of their contract with PGI if they require PGI to take actions in regard to voting securities that have been lent. If not commemorated in such agreement, PGI will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.
In the case of lending, PGI maintains one share for each company security out on loan by the client. PGI will vote the remaining share in these circumstances.
In cases where PGI does not receive a solicitation or enough information within a sufficient time (as reasonably determined by PGI) prior to the proxy-voting deadline, PGI or the Proxy Advisory Firm may be unable to vote.
Regional Variances in Proxy Voting
PGI utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by PGI that the anticipated economic benefit outweighs the expected cost of voting. PGI intends to make their determination on whether to vote proxies of non-U.S. companies on a case-by-case basis. In doing so, PGI shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. PGI periodically reviews voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect PGI’s determinations and procedures.

Conflicts of Interest
PGI recognizes that, from time to time, potential conflicts of interest may exist. In order to avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when PGI encounters a potential conflict to ensure that PGI’s voting decisions are based on maximizing shareholder value and are not the product of a conflict.
Addressing Conflicts of Interest – Exception Process
Prior to voting contrary to the Guidelines, the relevant investment team must complete and submit a report to PGI Compliance setting out the name of the security, the issue up for vote, a summary of the Guidelines’ recommendation, the vote changes requested and the rational for voting against the Guidelines’ recommendation. The member of the investment team requesting the exception must attest to compliance with Principal’s Code of Conduct and the has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy. PGI Compliance will approve or deny the exception in consultation, if deemed necessary, with the Legal.
If PGI Compliance determines that there is no potential material conflict exists, the Guidelines may be overridden. If PGI Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy – i.e., whether to permit or deny the exception.
In considering the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors:
•
The percentage of outstanding securities of the issuer held on behalf of clients by PGI;
•
The nature of the relationship of the issuer with the PGI, its affiliates or its executive officers;
•
Whether there has been any attempt to directly or indirectly influence the investment team’s decision;
•
Whether the direction of the proposed vote would appear to benefit PGI or a related party; and/or
•
Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.
In the event that the Proxy Advisor Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisor Firm is not available, the investment team will follow the Exception Process. PGI Compliance will review the form and if it determines that there is no potential material conflict mandating a voting recommendation from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines is in the best interest of clients. If PGI Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee for consideration as outlined above.
Availability of Proxy Voting Information and Recordkeeping
Disclosure
On a quarterly basis, PGI publicly discloses on our website https://www.principalglobal.com/eu/about-us/responsible-investing a voting report setting forth the manner in which votes were cast, including details related to (i) votes against management, and (ii) abstentions. For more information, Clients may contact PGI for more information related to how PGI has voted with respect to securities held in the Client’s account. On request, PGI will provide clients with a summary of PGI’s proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. PGI will also include such information described in the preceding two sentences in Part 2A of its Form ADV.
Recordkeeping
PGI will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) records of written client requests for proxy voting information and PGI’s responses (whether a client’s request was oral or in writing); (vi) any documents prepared by PGI that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm’s votes; (viii) materials collected and reviewed by PGI as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to PGI; and (x) the minutes of the Proxy Voting Committee meetings. All of the records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

Appendix: Finisterre Proxy Voting Policy and Procedures
Statement of Policy
Proxy voting is an important right of investors and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients. Under such circumstances, the Firm votes proxies in the best interest of its clients and in accordance with these policies and procedures.
Use of Third-Party Proxy Voting Service
The Firm has entered into an agreement with Broadridge Investor Communication Solutions, Inc. (referred to as “Broadridge” and the “Proxy Voting Service”) acting with Glass Lewis & Co, to enable it to fulfill its proxy voting obligations.
Broadridge executes, monitors and records the proxies according to the instructions of the Firm. The Firm relies on the recommendations of Glass Lewis & Co, LLC to provide recommendations as to how any proxy should be voted in the best interests of the Clients. These recommendations are integrated into the voting platform set up by the Proxy Voting Service, and the Firm has instructed the Proxy Voting Service to execute all proxies in accordance with such recommendation unless instructed otherwise by the Firm.
The SEC has expressed its view that although the voting of proxies remains the duty of a registered adviser, an adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser is comfortable that the proxy voting service is independent from the issuer companies on which it completes its proxy research. In assessing whether a proxy voting service is independent (as defined by the SEC), the SEC counsels investment advisers that they should not follow the recommendations of an independent proxy voting service without first determining, among other things, that the proxy voting service (a) has the capacity and competence to analyze proxy issues and (b) is in fact independent and can make recommendations in an impartial manner in the best interests of the adviser's clients.
At a minimum annually, or more frequently as deemed necessary, Compliance will ensure that a review of the independence and impartiality of the Proxy Voting Service is carried out, including obtaining certification or other information from the Proxy Voting Service to enable the Firm to make such an assessment. Compliance will also monitor any new SEC interpretations regarding the voting of proxies and the uses of third-party proxy voting services and revise the Firm’s policies and procedures as necessary.
Proxies relating to securities held in client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by anyone in the Firm, they must immediately inform the Compliance and work with Compliance to ensure that it is promptly forwarded to the Proxy Voting Service. In the event that the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis or the Firm has made a determination that it is in the best interests of the Firm’s clients for the Firm to vote the proxy, the Firm’s general proxy-voting procedures are required to be followed, as follows.
Compliance will require that:
1.
the recipient of the proxy will forward a copy to Compliance, who will keep a copy of each proxy received;
2.
if the recipient is not the Portfolio Manager responsible for voting the proxy on behalf of the Firm, s/he will forward a copy to such Portfolio manager;
3.
the Portfolio Manager will determine how to vote the proxy promptly in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place; and provide evidence of such to Compliance;
4.
Absent material conflicts (see Section V), the Portfolio Manager will determine whether the Firm will follow the Proxy Voting Service’s recommendation or vote the proxy directly. The Portfolio Manager will send his/her decision on how the Firm should vote a proxy to the Proxy Voting Service, in a timely and appropriate manner. It is desirable to have the Proxy Voting Service complete the actual voting so there exists one central source for the documentation of the Firm’s proxy voting records.
Voting Guidelines
To the extent that the Firm is voting a proxy itself and not utilizing the Proxy Voting Service, the Firm will consider the proxy on a case by case basis and require that the relevant investment professional vote the proxy in a manner consistent with the Firm’s duty. Investment professionals of the Firm each have the duty to vote proxies in a way that, in their best judgment, is in the best interest of the Firm’s clients.

Disclosure
A.
The Firm will disclose in its Form ADV Part 2 that clients may contact the Chief Compliance Officer via e-mail or telephone in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Firm voted the client’s proxy.
B.
A concise summary of these Proxy Voting Policies and Procedures will be included in the Firm’s Form ADV Part 2 and will be updated whenever these policies and procedures are updated. Compliance will arrange for a copy of this summary to be sent to all existing clients.
Potential Conflicts of Interest
In the event that the Firm is directly voting a proxy, Compliance will examine conflicts that exist between the interests of the Firm and its clients. This examination will include a review of the relationship of the Firm, its personnel and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Firm or an affiliate of the Firm or has some other relationship with the Firm, its personnel or a client of the Firm.
If, as a result of Compliance’s examination, a determination is made that a material conflict of interest exists, the Firm will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If the proxy involves a matter covered by the voting guidelines and factors described above, the Firm will generally vote the proxy as specified above. Alternatively, the Firm may vote the proxy in accordance with the recommendation of the Proxy Voting Service.
The Firm may disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves.
Absent the client reserving voting rights, the Firm will either vote the proxies in accordance with the policies outlined in Section III “Voting Guidelines” above or vote the proxies in accordance with the recommendation of the Proxy Voting Service.
Proxy Recordkeeping
Compliance will maintain files relating to the Firm’s proxy voting procedures in an easily accessible place. (Under the services contract between the Firm and its Proxy Voting Service, the Proxy Voting Service will maintain the Firm’s proxy-voting records). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Firm. Records of the following will be included in the files:
1.
Copies of these proxy voting policies and procedures, and any amendments thereto;
2.
A copy of each proxy statement that the Firm receives regarding client securities (the Firm may rely on third parties or EDGAR);
3.
A record of each vote that the Firm casts;
4.
A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with the Firm’s general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained); and
5.
A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies.
1
These policies and procedures apply to Principal Global Investors, LLC, Principal Real Estate Investors, LLC, Principal Global Investors (Hong Kong) Limited and any affiliates which have entered into participating affiliate agreements with the aforementioned managers.

Part C. Other Information
Item 28. Exhibits.
Unless otherwise noted, documents containing Accession Numbers below have previously been filed with the Securities and Exchange Commission and are incorporated herein by reference.
(a)	(1)	Certificate of Trust -- Filed as Exhibit 99.(a)(i) on 02/06/2015 (Accession No. 0001572661-15-000008)
	(2)	Agreement and Declaration of Trust Instrument -- Filed as Exhibit 99.(a)(ii) on 02/06/2015 (Accession No. 0001572661-15-000008)
(b)	By-laws effective 06/09/2020 - Filed as Exhibit 99.(b) on 09/02/2020 (Accession No. 0001572661-20-000197)
(c)	Agreement and Declaration of Trust; Articles II, VII and IX, and By-Laws; Articles 2, 3, 9 and 10 -- Filed as Exhibit 99.(a)(ii) on 02/06/2015 (Accession No. 0001572661-15-000008)
(d)	Investment Advisory Agreement
	(1)	Amended and Restated Management Agreement with Principal Global Investors, LLC dated 09/01/2021 - Filed as Exhibit 99.(d)(1) on 09/02/2021 (Accession No. 0001572661-000122)
	(2)	Amended and Restated Sub-Advisory Agreement with Spectrum Asset Management, Inc. dated 06/15/2020 - Filed as Exhibit 99.(d)(ii) on 09/02/2020 (Accession No. 0001572661-20-000197)
(e)	(1)	a.	Distribution Agreement with ALPS Distributors, Inc. dated 04/16/2018 -- Filed as Exhibit 99.(e)(i)i on 08/31/2018 (Accession No. 0001572661-18-000128)
		b.	Distribution Agreement Amendment No. 1 with ALPS Distributors, Inc. dated 04/18/2018 -- Filed as Exhibit 99.(e)(i)j on 08/31/2018 (Accession No. 0001572661-18-000128)
		c.	Distribution Agreement Amendment No. 2 with ALPS Distributors, Inc. dated 06/25/2019 -- Filed as Exhibit 99.(e)(i)c on 07/03/2019 (Accession No. 0001572661-19-000155)
		d.	Distribution Agreement Amendment No. 3 with ALPS Distributors, Inc. dated 06/25/2019 -- Filed as Exhibit 99.(e)(i)d on 07/03/2019 (Accession No. 0001572661-19-000155)
		e.	Distribution Agreement Amendment No. 4 with ALPS Distributors, Inc. dated 06/16/2020 - Filed as Exhibit 99.(e)(1)e on 09/02/2021 (Accession No. 0001572661-21-000122)
		f.	Distribution Agreement Amendment No. 5 with ALPS Distributors, Inc. dated 06/10/2020 - Filed as Exhibit 99.(e)(1)f on 09/02/2021 (Accession No. 0001572661-21-000122)
		g.	Distribution Agreement Amendment No. 6 with ALPS Distributors, Inc. dated 08/19/2020 - Filed as Exhibit 99.(e)(1)g on 09/02/2021 (Accession No. 0001572661-21-000122)
		h.	Distribution Agreement Amendment No. 7 with ALPS Distributors, Inc. dated 12/16/2020 - Filed as Exhibit 99.(e)(1)h on 09/02/2021 (Accession No. 0001572661-21-000122)
		i.	Distribution Agreement Amendment No. 8 with ALPS Distributors, Inc. dated 01/22/2021 - Filed as Exhibit 99.(e)(1)i on 09/02/2021 (Accession No. 0001572661-21-000122)
		j.	Distribution Agreement Amendment No. 9 with ALPS Distributors, Inc. dated 03/25/2021 - Filed as Exhibit 99.(e)(1)j on 09/02/2021 (Accession No. 0001572661-21-000122)
	(2)	Form of Authorized Participant Agreement -- Filed as Exhibit 99.(e)(ii) on 04/21/2015 (Accession No. 0001572661-15-000016)
(f)	Bonus, profit sharing or pension plans -- N/A
(g)	(1)	Custodian Agreement with State Street Bank and Trust Company dated 05/21/2015 -- Filed as Exhibit 99.(g) on 10/27/2015 (Accession No. 0001572661-15-000049)
(2)
Custodian Agreement Amendment (letter) dated 03/11/2016 (Principal Shareholder Yield Index ETF and
Principal Price Setters Index ETF) -- Filed as Exhibit 99.(g)(ii) on 08/18/2016 (Accession No. 0001572661-
16-000191)

(3)
Custodian Agreement Amendment (letter) dated 08/11/2016 (Principal Healthcare Innovators Index ETF and Principal Millennials Index ETF) -- Filed as Exhibit 99.(g)(iii) on 10/27/2016 (Accession No.
0001572661-16-000234)

	(4)	Custodian Agreement Amendment (letter) dated 09/19/2016 (Principal U.S. Small Cap Index ETF) -- Filed as Exhibit 99.(g)(iv) on 10/27/2016 (Accession No. 0001572661-16-000234)
1

	(5)	Custodian Agreement Amendment (letter) dated 05/01/2017 (Principal Active Global Dividend Income ETF) -- Filed as Exhibit 99.(g)(v) on 08/29/2017 (Accession No. 0001572661-17-000205)
	(6)	Custodian Agreement Amendment (letter) dated 06/28/2017 (Principal Spectrum Preferred Securities Active ETF) -- Filed as Exhibit 99.(g)(vi) on 08/29/2017 (Accession No. 0001572661-17-000205)
	(7)	Custodian Agreement Amendment (letter) dated 09/29/2017 (Principal U.S. Mega-Cap Multi-Factor Index ETF) -- Filed as Exhibit 99.(g)(viii) on 01/19/2018 (Accession No. 0001572661-18-000005)
	(8)	Custodian Agreement Amendment (letter) dated 04/18/2018 (Principal Investment Grade Corporate Active ETF) -- Filed as Exhibit 99.(g)(ix) on 08/31/2018 (Accession No. 0001572661-18-000128)
	(9)	Custodian Agreement Amendment (letter) dated 04/02/2019 (Principal Ultra-Short Active Income ETF) -- Filed as Exhibit 99.(g)(ix) on 07/03/2019 (Accession No. 0001572661-19-000155)
(10)
Custodian Agreement Amendment (letter) dated 07/01/2019 (Principal International Multi-Factor Core
Index ETF, Principal U.S. Large-Cap Multi-Factor Core Index ETF, and Principal U.S. Small-MidCap
Multi-Factor Core Index ETF) -- Filed as Exhibit 99.(g)(x) on 08/29/2019 (Accession No. 0001572661-19-
000194)

	(11)	Custodian Agreement Amendment (letter) dated 06/15/2020 (Principal Spectrum Tax-Advantaged Dividend Active ETF) - Filed as Ex 99.(g)(xi) on 09/02/2020 (Accession No. 0001572661-20-000197)
(12)
Custodian Agreement Amendment (letter) dated 05/05/2021 (Principal International Adaptive Multi-Factor
ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, and Principal U.S. Small-Cap Adaptive
Multi-Factor ETF) - Filed as Exhibit 99.(g)(12) on 09/02/2021 (Accession No. 0001572661-21-000122)

(h)	(1)	a.	Transfer Agency and Service Agreement with State Street Bank and Trust Company dated 05/21/2015 -- Filed as Exhibit 99.(h)(i) on 10/27/2015 (Accession No. 0001572661-15-000049)
b.
Letter Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust
Company dated 03/11/2016 (Principal Shareholder Yield Index ETF and Principal Price Setters
Index ETF) -- Filed as Exhibit 99.(h)(i)b on 05/08/2016 (Accession No. 0001572661-16-000132)

c.
Letter Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust
Company dated 06/28/17 (Principal Spectrum Preferred Securities Active ETF) -- Filed as Exhibit
99.(h)(i)c on 08/29/2017 (Accession No. 0001572661-17-000205)

d.
Letter Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust
Company dated 08/11/2016 (Principal Healthcare Innovators Index ETF and Principal Millennials
Index ETF) -- Filed as Exhibit 99.(h)(i)d on 04/13/2018 (Accession No. 0001572661-18-000056)

e.
Letter Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust
Company dated 09/19/2016 (Principal U.S. Small Cap Index ETF) -- Filed as Exhibit 99.(h)(i)e on
04/13/2018 (Accession No. 0001572661-18-000056)

f.
Letter Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust
Company dated 05/01/2017 (Principal Active Global Dividend Income ETF) -- Filed as Exhibit
99.(h)(i)f on 04/13/2018 (Accession No. 0001572661-18-000056)

g.
Letter Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust
Company dated 09/29/2017 (Principal U.S. Mega-Cap Multi-Factor Index ETF) -- Filed as Exhibit
99.(h)(i)g on 04/13/2018 (Accession No. 0001572661-18-000056)

h.
Letter Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust
Company dated 04/18/2018 (Principal Investment Grade Corporate Active ETF) -- Filed as Exhibit
99.(h)(i)h on 08/31/2018 (Accession No. 0001572661-18-000128)

i.
Letter Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust
Company dated 04/02/2019 (Principal Ultra-Short Active Income ETF) -- Filed as Exhibit 99.(h)(i)i
on 07/03/2019 (Accession No. 0001572661-19-000155)

j.
Letter Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust
Company dated 07/01/2019 (Principal International Multi-Factor Core Index ETF, Principal U.S.
Large-Cap Multi-Factor Core Index ETF, and Principal U.S. Small-MidCap Multi-Factor Core Index
ETF) -- Filed as Exhibit 99.(h)(i)j on 08/29/2019 (Accession No. 0001572661-19-000194)

k.
Letter Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust
Company dated 06/15/2020 (Principal Spectrum Tax-Advantaged Dividend Active ETF) - Filed as
Ex 99.(h)(i)k on 09/02/2020 (Accession No. 0001572661-20-000197)

2

l.
Letter Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust company dated 05/05/2021 (Principal International Adaptive Multi-Factor ETF, Principal U.S.
Large-Cap Adaptive Multi-Factor ETF, and Principal U.S. Small-Cap Adaptive Multi-Factor ETF) -
Filed as Exhibit 99.(h)(1)l on 09/02/2021 (Accession No. 0001572661-21-000122)

	(2)	a.	Contractual Fee Waiver Agreement dated 11/01/2020 - Filed as Ex 99.(h)(ii)a on 02/09/2021 (Accession No. 0001572661-21-000005)
	(3)	Form of Principal Rule 12d1-4 Fund of Funds Investment Agreement – Filed as Ex 99.(h)(3) on 02/09/2022 (Accession No. 0001572661-22-000594)
(i)	Legal Opinion*
(j)	(1)	Consent of Independent Registered Public Accounting Firm – N/A
	(2)	Rule 485(b) Opinion*
(3)
Powers of Attorney for Ballantine, Barnes, Damos, Dunbar, Grimmett, Halter, Hirsch, Huang, McMillan,
Nickels, and VanDeWeghe dated 3/18/2020 - Filed as Ex 99.(j)(iii) on 10/28/2020 (Accession No.
0001572661-20-000255), for V. Hymes dated 12/15/2020 - Filed as Ex 99.(j)(iii) on 02/09/2021 (Accession
No. 0001572661-21-000005) and for P. Lattimer dated 12/15/2020 - Filed as Ex 99.(j)(iii) on 02/09/2021
(Accession No. 0001572661-21-000005).

(k)	Omitted Financial Statements -- N/A
(l)	(1)	Letter of Investment Intent dated 05/21/2015 (Principal EDGE Active Income ETF) -- Filed as Exhibit 99.(l) on 06/18/2015 (Accession No. 0001572661-15-000022)
(2)
Letter of Investment Intent dated 03/21/2016 (Principal Shareholder Yield Index ETF and Principal Price
Setters Index ETF) -- Filed as Exhibit 99.(l)(ii) on 05/05/2016 (Accession No. 0001572661-16-000132)

(3)
Letter of Investment Intent dated 08/19/2016 (Principal Healthcare Innovators Index ETF and Principal
Millennials Index ETF) -- Filed as Exhibit 99.(l)(iii) on 09/19/2016 (Accession No. 0001572661-16-000207)

	(4)	Letter of Investment Intent dated 09/21/2016 (Principal U.S. Small Cap Index ETF) -- Filed as Exhibit 99(l)(iv) on 10/27/2016 (Accession No. 0001572661-16-000234)
	(5)	Letter of Investment Intent dated 05/09/2017 (Principal Active Global Dividend ETF) -- Filed as Exhibit 99(l)(v) on 10/10/2017 (Accession No. 0001572661-17-000265)
	(6)	Letter of Investment Intent dated 07/10/2017 (Principal Spectrum Preferred Securities Active ETF) -- Filed as Exhibit 99(l)(vi) on 10/10/2017 (Accession No. 0001572661-17-000265)
	(7)	Letter of Investment Intent dated 10/10/2017 (Principal U.S. Mega-Cap Multi-Factor Index ETF) -- Filed as Exhibit 99(l)(viii) on 10/10/2017 (Accession No. 0001572661-17-000265)
	(8)	Letter of Investment Intent dated 11/08/2017 (Principal International Multi-Factor Index ETF) -- Filed as Exhibit 99(l)(x) on 01/19/2018 (Accession No. 0001572661-18-000005)
	(9)	Letter of Investment Intent dated 04/18/2018 (Principal Investment Grade Corporate Active ETF) -- Filed as Exhibit 99.(l)(xi) on 08/31/2018 (Accession No. 0001572661-18-000128)
	(10)	Letter of Investment Intent dated 04/24/2019 (Principal Ultra-Short Active Income ETF) -- Filed as Exhibit 99.(l)(xi) on 07/03/2019 (Accession No. 0001572661-19-000155)
(11)
Letter of Investment Intent dated 07/23/2019 (Principal International Multi-Factor Core Index ETF,
Principal U.S. Large-Cap Multi-Factor Core Index ETF, and Principal U.S. Small-MidCap Multi-Factor Core
Index ETF) -- Filed as Exhibit 99(l)(xii) on 04/01/2020 (Accession No. 0001572661-20-000084)

	(12)	Letter of Investment Intent dated 06/16/2020 (Principal Spectrum Tax-Advantaged Dividend Active ETF) - Filed as Exhibit 99.(l)(xii) on 09/02/2020 (Accession No. 0001572661-20-0001572661)
(13)
Letter of Investment Intent dated 05/19/2021 (Principal U.S. Large-Cap Adaptive Multi-Factor ETF and
Principal U.S. Small-Cap Adaptive Multi-Factor ETF) - Filed as Exhibit 99(l)13 on 09/02/2021 (Accession
No. 0001572661-21-000122)

	(14)	Letter of Investment Intent dated 05/26/2021 (Principal International Adaptive Multi-Factor ETF) - Filed as Exhibit 99(l)14 on 09/02/2021 (Accession No. 0001572661-21-000122)
(m)	Form of Distribution Plan and Agreement Pursuant to Rule 12b-1 with respect to shares of the Registrant - Filed as Ex 99(m) on 04/26/2021 (Accession No. 0001572661-21-000034)
(n)	Plan Pursuant to Rule 18f-3 under the 1940 Act -- N/A
3

(o)	Reserved.
(p)	(1)	Code of Ethics of Registrant and Principal Global Investors, LLC dated 04/15/2022 *
	(2)	Code of Ethics of Spectrum Asset Management, Inc. dated 03/06/2020 - Filed as Exhibit 99.(p)(ii) on 10/2/2020 (Accession No. 0001572661-20-000255)
101	INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document**
101	SCH	XBRL Taxonomy Extension Schema Document**
101	CAL	XBRL Taxonomy Extension Calculations Linkbase Document**
101	DEF	XBRL Taxonomy Extension Definition Linkbase Document**
101	LAB	XBRL Taxonomy Labels Linkbase Document**
101	PRE	XBRL Taxonomy Extension Presentation Linkbase Document**
*
Filed Herein
**
To be filed by Amendment
Item 29. Persons Controlled by or Under Common Control with the Fund
The Registrant does not control and is not under common control with any person.
Item 30. Indemnification
The Registrant is organized as a Delaware statutory trust and is operated pursuant to an Agreement and Declaration of Trust dated as of March 5, 2013 (the “Trust Instrument”), and the Trust’s Bylaws dated as of March 5, 2013 (“Bylaws”). The Trust Instrument and Bylaws permit the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended.
Article IX (sections 9.2, 9.3 and 9.6, of the Registrant’s Trust Instrument provides that:
9.2 Indemnification. The Trust shall indemnify and advance expenses to any person who is or was a Trustee, officer or employee of the Trust, or a trustee, director, officer or employee of any other entity which he serves or served at the request of the Trust and in which the Trust has or had any interest as a shareholder, creditor, or otherwise (each of such persons a “Covered Person”) to the maximum extent permitted by Delaware law and the 1940 Act, against all liabilities and reasonable expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal or derivative, before any court or administrative or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office. The payment of expenses in advance of the final disposition of an action, suit or proceeding as provided for herein may be made on terms fixed by the Board of Trustees and conditioned upon receipt of an undertaking by or on behalf of the Covered Person to repay to the Trust any amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Section 9.2. No amendment of this Declaration of Trust or repeal of any of the provisions hereof shall limit or eliminate the right of indemnification provided by this Section 9.2 with respect to acts or omissions occurring prior to such amendment or repeal.
9.3 Indemnification Not Exclusive. The right of indemnification provided by this Article IX shall not be exclusive of or affect any other rights to which any Covered Person may be entitled. As used in this Article IX, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.
9.6 Shareholders. In case any Shareholder or former Shareholder of any Series or Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series or Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets of the Series or Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series or Classes whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said
4

Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series or Class to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.
Article 9 of the Bylaws provides that:
9.01 Right to Indemnification. Subject to the exceptions and limitations contained in Section 9.02, every person who is or was a Trustee, officer or employee of the Trust, including persons who serve or served at the request of the Trust as directors, trustees, officers or employees of another organization in which the Trust has or had an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), shall be indemnified by the Trust to the maximum extent permitted by law against all liability and reasonable expenses incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer or employee and against amounts paid or incurred by him in settlement thereof.
9.02 Exceptions. No indemnification shall be provided hereunder to a Covered Person:
(a)
for any liability to the Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;
(b)
with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or
(c)
in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 9.02) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 9.04) acting on the matter; or (ii) a written opinion of independent legal counsel.
9.03 Advancement of Expenses. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Article 9 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Article 9, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is a reason to believe that the Covered Person ultimately will be found entitled to indemnification.
9.04 Certain Defined Terms Relating to Indemnification. For purposes of this Article 9: (a) “liability and reasonable expenses” shall include hut not be limited to reasonable counsel fees and disbursements, amounts of any judgment, fine or penalty, and reasonable amounts paid in settlement; (b) “claim, action, suit or proceeding” shall include every such claim, action, suit or proceeding, whether civil or criminal, derivative or otherwise, administrative, judicial or legislative, any appeal relating thereto, and shall include any reasonable apprehension or threat of such a claim, action, suit or proceeding; (c) a “Covered Person” shall include such person’s heirs, executors and administrators; and (d) a “Disinterested Trustee” shall mean a Trustee (i) who is not an “Interested Person” (as defined in the 1940 Act) of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the SEC), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.
Each trustee has entered into an indemnification agreement with the Fund. In addition, the interested directors each have available indemnifications from Principal Financial Group, Inc., the parent company of his/her employer, the Fund’s sponsor.
Item 31. Business or Other Connections of Investment Advisor
Principal Global Investors, LLC (“PGI”) serves as investment advisor and administrator for Principal Funds, Inc. (“PFI”), Principal Variable Contracts Funds, Inc. (“PVC”), and Principal Diversified Select Real Asset Fund (“PDSRA”). PGI also serves as investment advisor for Principal Exchange-Traded Funds (“PETF”). PGI is part of a diversified global asset management organization which utilizes a multi-boutique strategy of specialized investment groups and affiliates to provide institutional investors and individuals with diverse investment capabilities, including fixed income, equities, real estate, currency, asset allocation and stable value. A complete list of the officers and directors of the investment advisor, PGI, are set out below.
5

PGI is an indirect wholly-owned subsidiary of Principal Financial Group, Inc. (together with its affiliates, “Principal”), the headquarters of which is located at 711 High Street, Des Moines, Iowa. Many of the individuals listed below support Principal in various capacities, in some cases as directors or officers, in addition to their role with PGI. The below list includes individuals (designated by an *), who serve as officers and directors of the Registrant. For these individuals, the information as set out in the Statement of Additional Information (See Part B) under the caption “Additional Information Regarding Board Members and Officers” is incorporated by reference.
	Name	Office with Investment Advisor (PGI)
	Robert F. Best	Managing Director and Chief Operating Officer - PGI
*	Kamal Bhatia	Director and President Principal Funds
	David M. Blake	Director and Senior Executive Director - Fixed Income
	Jill M. Blosser	Assistant Vice President and Chief Accounting Officer
	Randy D. Bolin	Vice President and Associate General Counsel
	Wei-erh Chen	Counsel
	Daniel R. Coleman	Chief Investment Officer - Edge Asset Management
	Andrew Dion	Managing Director and Chief Operating Officer - Global Fixed Income
	Andrew Donohue	Chief Compliance Officer - PGI
	Debra Svoboda Epp	Assistant General Counsel
	Todd E. Everett	Chief Executive Officer - Principal Real Estate Investors
	Karl Goodman	Counsel
*	Gina L. Graham	Vice President and Treasurer
*	Patrick G. Halter	Chair, Chief Executive Officer and President - Principal Global Investors
	Melinda L. Hanrahan	Managing Director - Global Equities
	Corrine Hatala	Counsel
	Monica L. Haun	Managing Director - Boutique Operations
	Timothy A. Hill	Executive Director - U.S. Client Group
	Jill M. Hittner	Director and Executive Director - Chief Financial Officer PGI
	Daniel J. Houston	Director
	Todd A. Jablonski	Chief Investment Officer - Principal® Global Asset Allocation
	Jaime M. Kiehn	Managing Director - Product Specialist
	Justin T. Lange	Assistant General Counsel and Secretary
*	Laura B. Latham	Counsel
	Mitchell Maahs	Counsel
	Farnaz Maters	Executive Director and Chief Marketing Officer - PGAM
	Kenneth A. McCullum	Director
	Adrienne L. McFarland	Assistant General Counsel
	Barbara A. McKenzie	Director and Senior Executive Director - Investments
	Amy M. McNally	Global Head Risk Management - PGI
	Everett S. Miles	Vice President - Capital Markets
	Alex P. Montz	Counsel and Assistant Secretary
	Brian S. Ness	Executive Director and Chief Information Officer, PGAM and PI
	Colin D. Pennycooke	Counsel
	Christopher J. Reddy	Executive Director - Investment and Client Solutions
*	Teri Root	Chief Compliance Officer - Funds
	Kelly D. Rush	Chief Investment Officer - Global RE Securities
	Mustafa Sagun	Chief Investment Officer - PGI Equities
	Charles M. Schneider	Counsel
*	Adam U. Shaikh	Assistant General Counsel
	Ellen W. Shumway	Director and Senior Executive Director - Strategy and Investments
	Deanna D. Strable-Soethout	Director
*	John L. Sullivan	Counsel
	Barbara Wenig	Executive Director - Head of Global Operations and Platforms
	Kenneth Kirk West	Executive Director - International Business and Clients
*	Dan L. Westholm	Assistant Vice President - Treasury
*	Clint L. Woods	Vice President, Associate General Counsel and Assistant Secretary
6

Item 32. Principal Underwriters.
(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, BBH Trust, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Brown Advisory Funds, Brown Capital Management Mutual Funds, Cambria ETF Trust, Centre Funds, CIM Real Assets & Credit Fund, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, Cullen Funds Trust, DBX ETF Trust, ETF Series Solutions, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Graniteshares ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, IndexIQ ETF Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, MassMutual Premier Funds, MassMutual Advantage Funds, Meridian Fund, Inc., MVP Private Markets Fund, Natixis ETF Trust, Natixis ETF Trust II, Popular High Grade Fixed-Income Fund, Inc., Popular Total Return Fund, Inc., Popular Income Plus Fund, Inc., PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Puerto Rico Residents Tax Free Bond Fund I, Inc., Puerto Rico Residents Tax Free Funds, Inc., Puerto Rico Residents Tax Free Funds II, Inc., Puerto Rico Residents Tax Free Funds III, Inc., Puerto Rico Residents Tax Free Funds IV, Inc., Puerto Rico Residents Tax Free Funds V, Inc., Puerto Rico Residents Tax Free Funds VI, Inc. Reaves Utility Income Fund, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI, Stone Ridge Residential Real Estate Income Fund I, Inc., USCF ETF Trust, Valkyrie ETF Trust II, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, X-Square Balanced Fund and YieldStreet Prism Fund.
(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:
Name*	Positions and Offices with Principal Underwriter (ALPS)	Positions and Offices with the Fund
Stephen J. Kyllo	President, Chief Operating Officer, Chief Compliance Officer, and Director	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White**	Secretary	None
Patrick J. Pedonti***	Vice President, Treasurer and Assistant Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None
*
Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**
The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
***
The principal business address for Mr. Pedonti is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.
(c) Not applicable.
Item 33. Location of Accounts and Records
All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the Registrant and its Investment Adviser: 801 Grand Avenue, Des Moines, Iowa 50392.
7

Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.
8

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Des Moines and State of Iowa, on the 17th day of May, 2022.
Principal Exchange-Traded Funds (Registrant)
/s/ K. Bhatia K. Bhatia President and Chief Executive Officer

Attest:
/s/ B. C. Wilson B. C. Wilson Vice President and Secretary
9

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ K. Bhatia K. Bhatia	President and Chief Executive Officer (Principal Executive Officer)	May 17, 2022
/s/ M. Scholten M. Scholten	Chief Financial Officer (Principal Financial Officer)	May 17, 2022
/s/ M. Hoffmann M. Hoffmann	Vice President and Controller (Controller)	May 17, 2022
(L. T. Barnes)* L. T. Barnes	Trustee	May 17, 2022
(C. Damos)* C. Damos	Trustee	May 17, 2022
(T. M. Dunbar)* T. M. Dunbar	Trustee	May 17, 2022
(P. G. Halter)* P. G. Halter	Trustee	May 17, 2022
(F. S. Hirsch)* F. S. Hirsch	Trustee	May 17, 2022
(V. Hymes)* V. Hymes	Trustee	May 17, 2022
(P. L. Lattimer)* P. L. Lattimer	Trustee	May 17, 2022
(K. McMillan)* K. McMillan	Trustee	May 17, 2022
(E. A. Nickels)* E. A. Nickels	Trustee	May 17, 2022
(M. M. VanDeWeghe)* M. M. VanDeWeghe	Trustee	May 17, 2022

/s/ K. Bhatia K. Bhatia President and Chief Executive Officer	May 17, 2022
*
Pursuant to Power of Attorney dated 3/18/2020 - Filed as Ex 99.(j)(iii) on 10/28/2020 (Accession No. 0001572661-20-000255), for V. Hymes dated 12/15/2020 - Filed as Ex 99.(j)(iii) on 02/09/2021 (Accession No. 0001572661-21-000005), and for P. Lattimer dated 12/15/2020 - Filed as Ex 99.(j)(iii) on 02/09/2021 (Accession No. 0001572661-21-000005).
10